UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COMSCORE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED OCTOBER 24, 2025

LETTER FROM OUR CHIEF EXECUTIVE OFFICER

[●], 2025

Dear Fellow Stockholders,

You are cordially invited to attend a special meeting of Comscore stockholders to be held on [●], 2025 at [●] p.m. ET at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190.

Information regarding each of the matters to be voted on at the special meeting is contained in the accompanying notice and proxy statement. These matters relate to the proposed recapitalization transaction with our preferred stockholders that we announced on September 29, 2025.

Our Board of Directors, led by a special committee of disinterested directors, unanimously recommends that you vote “for” each of the proposals to be presented at the special meeting. If approved, the recapitalization transaction will reduce the amount of senior capital in our capital structure, eliminate the dividend burden associated with our outstanding preferred stock, realign interests across stockholders, and strengthen corporate governance, all of which is designed to increase Comscore’s public market capitalization and position the company for future investment and growth.

Your vote is important. Whether you own a few shares or many, and whether you plan to attend the special meeting or not, it is important that your shares be represented and voted.

Instructions on how to vote your shares can be found in the accompanying notice and proxy statement. If you have any questions or need assistance voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, by calling toll-free at (877) 825-8971.

Thank you for your continued support of Comscore.

/s/ Jon Carpenter
Jon Carpenter
Chief Executive Officer

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED OCTOBER 24, 2025

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025

Notice is hereby given that a special meeting of stockholders of comScore, Inc. (the “Company,” “Comscore,” “we” or “our”) will be held at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190 on [●], 2025 at [●] p.m. Eastern Time (the “Special Meeting”) for the following purposes:

1)

to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of common stock, par value $0.001 per share (“Common Stock”) and Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) of the Company to each of Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC (collectively, the “Preferred Stockholders”) in accordance with the terms of the Stock Exchange Agreements by and between the Company and each of the Preferred Stockholders (the “Share Issuance”);

2)

to approve the Exchange Documents and the Exchange (each as defined below) by a vote of the “disinterested stockholders” as such term is defined in Section 144(e)(5) of the Delaware General Corporation Law (the “Disinterested Stockholder Approval”);

3)

to adopt an amendment to our Amended and Restated Certificate of Incorporation to permit the Share Issuance and authorize a sufficient number of shares of Common Stock and preferred stock, par value $0.001 per share, of the Company (the “COI Amendment”); and

4)

to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Share Issuance, the Disinterested Stockholder Approval and/or the COI Amendment (the “Adjournment Proposal”).

See the section entitled “Description of the Transactions – Reasons for the Transactions” below for a full description of the purpose and rationale for the Share Issuance, the Disinterested Stockholder Approval and the COI Amendment.

Stockholders of record at the close of business on [●], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock and Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) (on an as-converted basis) on the Record Date and entitled to vote at the Special Meeting will be required to establish a quorum at the Special Meeting. Where a separate vote by a class or series of stock is required, the holders of a majority in voting power of issued and outstanding shares of such class or series, present in person or represented by proxy, shall constitute a quorum with respect to such matter. Abstentions will be treated as shares present and entitled to vote for quorum purposes.

Approval of the Share Issuance will require the affirmative vote of a majority of the shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote on such matter. Approval of the Exchange Documents and the Exchange will require the affirmative vote of a majority of the votes cast by the disinterested stockholders on such matter. Adoption of the COI Amendment will require the affirmative vote of (i) a majority of the outstanding shares of capital stock entitled to vote on such matter and (ii) at least 75% of the outstanding shares of Series B Preferred Stock entitled to vote. Approval of the Adjournment Proposal will require the affirmative vote of a majority of the shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

We are furnishing our proxy materials to our stockholders over the Internet rather than in paper form. We believe that this delivery process reduces our environmental impact and lowers the costs of printing and distributing our proxy materials without affecting our stockholders’ timely access to this important information. Accordingly, stockholders of record at the close of business on [●], 2025 will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability is being distributed to stockholders beginning on [●], 2025.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the proxy statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section in the proxy statement entitled “Questions and Answers About the Special Meeting and Procedural Matters” and the instructions in the Notice of Internet Availability. If you are a stockholder of record of Common Stock or Series B Preferred Stock, you may cast your vote by proxy or in person at the Special Meeting. If your shares are held by a bank, broker or other nominee, you should instruct such nominee on how to vote your shares.

Thank you for your continued support of Comscore.

Reston, Virginia	By Order of the Board of Directors,

/s/ Ashley Wright
[●], 2025	Ashley Wright Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on [●], 2025

This proxy statement is available at: [●]

COMSCORE, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025

i

ii

COMSCORE, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we are pleased to provide access to our proxy materials over the Internet to our stockholders rather than in paper form. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to our stockholders beginning on [●], 2025. Stockholders will have the ability to access the proxy materials on the website listed above, or to request that a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. By furnishing a Notice of Internet Availability and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our Special Meeting.

The Notice of Internet Availability will also provide instructions on how you may request that we send future proxy materials to you electronically by e-mail or in printed form by mail. If you elect to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it. We encourage you to elect to receive future proxy materials by e-mail, which will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you, and will conserve natural resources.

This proxy statement and accompanying proxy card and notice are being made available or distributed to stockholders beginning on [●], 2025.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND PROCEDURAL MATTERS

Q:	Why am I receiving these proxy materials?

A:

The Board of Directors (the “Board”) of comScore, Inc. (the “Company,” “Comscore,” “we,” “us” or “our”) has made these proxy materials available to you over the Internet, or is providing printed proxy materials to you, in connection with the Board’s solicitation of proxies for use at Comscore’s Special Meeting of Stockholders (the “Special Meeting”) to be held on [●], 2025, at [●] p.m. Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being made available or distributed to you beginning on [●], 2025. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What is the purpose of the Special Meeting?

A:

On September 26, 2025, the Company entered into separate Stock Exchange Agreements (collectively, the “Exchange Agreements”) with each of Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”), Liberty Broadband Corporation, a Delaware corporation (“Liberty”), and Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine” and, together with Charter and Liberty collectively, the “Preferred Stockholders” and each individually, a “Preferred Stockholder”), pursuant to which, among other things, at the closing of the transactions contemplated thereby (the “Closing”), and on the terms and subject to the conditions set forth therein, each Preferred Stockholder will exchange the 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) currently owned by such Preferred Stockholder for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series C Preferred Stock”), which Series C Preferred Stock will be convertible into shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) in accordance with the terms of the Certificate of Designations of Series C Preferred Stock in substantially the form attached to the Exchange Agreements (the “Certificate of Designations”) and (ii) 3,286,825 shares of Common Stock (the “Exchange Common Stock,” and such transactions, collectively, the “Exchange”).

At the Special Meeting, you will be asked to consider and vote on proposals (a) to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of Common Stock and Series C Preferred Stock to the Preferred Stockholders in accordance with the terms of the Exchange Agreements (the “Share Issuance”), (b) to approve the Exchange Documents (as defined below) and the Exchange by a vote of the “disinterested stockholders” as such term is defined in Section 144(e)(5) of the Delaware General Corporation Law (the “DGCL,” such stockholders, the “Disinterested Stockholders” and such approval, the “Disinterested Stockholder Approval”), (c) to adopt an amendment to our Amended and Restated Certificate of Incorporation to permit the Share Issuance and authorize a sufficient number of shares of Common Stock and preferred stock, par value $0.001 per share, of the Company (the “Preferred Stock,” and such amendment, the “COI Amendment”), and (d) to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Share Issuance, the Disinterested Stockholder Approval and/or the COI Amendment (the “Adjournment Proposal”). We refer to these approvals (other than the Adjournment Proposal) collectively as the “Stockholder Approvals” below.

Q:	What are the principal conditions to consummation of the Exchange?

A:

The obligations of the Company and the Preferred Stockholders to complete the Exchange are subject to the satisfaction or waiver (to the extent permitted by applicable law) by the Company and the Preferred Stockholders of mutual conditions to Closing, including the Company’s receipt of the Stockholder Approvals and the absence of legal restraints.

The obligations of the Preferred Stockholders, on the one hand, and the Company, on the other hand, to consummate the Closing are further subject to the satisfaction or waiver by the Company and the Preferred Stockholders (as applicable) of additional conditions to Closing, including, among others, the accuracy of representations and warranties subject to negotiated qualifiers, the performance of covenants in all material respects, the delivery of customary Closing deliverables, the approval for listing on the Nasdaq Global Select Market (“Nasdaq”) of the Exchange Common Stock and the shares of Common Stock underlying the Series C Preferred Stock, the contemporaneous consummation of the Exchange by each of the Preferred Stockholders, and the effectiveness of an amendment to the Financing Agreement, dated as of December 31, 2024, among the Company, each subsidiary of the Company from time to time party thereto as a guarantor, each lender from time to time party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent (the “Financing Amendment”) to permit the Exchange and the issuance of Series C Preferred Stock in connection with the Exchange.

See the section entitled “Description of the Exchange Documents – Exchange Agreements – Conditions to Completion of the Exchange” below for a full description of the conditions to consummating the Exchange.

Q:	What happens if the proposals are not approved?

A:

If the Stockholder Approvals are not obtained, or if another condition to the consummation of the Exchange is not satisfied, the Closing will not occur and the Exchange Agreements may be terminated. If the Closing does not occur, the Company will not realize the intended benefits of the Exchange. See the section entitled “Description of the Transactions – Reasons for the Transactions” below for more information about the intended benefits of the Exchange.

Q:	Why is stockholder approval necessary for the Share Issuance, the COI Amendment and the Adjournment Proposal? And why are you seeking the Disinterested Stockholder Approval?

A:

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) will hold 20% or more of a company’s then-outstanding capital stock and such ownership would be the largest ownership position. Pursuant to the terms of the Exchange Agreements, at the Closing, the Company will issue (i) an aggregate of 12,670,863 shares of Series C Preferred Stock (subject to any adjustments per the Exchange Agreements) to the Preferred Stockholders, which shares will initially be convertible into an aggregate of 12,670,863 shares of Common Stock and (ii) an aggregate of 9,860,475 shares of Common Stock (subject to any adjustments per the Exchange Agreements) to the Preferred Stockholders. On an as-converted basis, these shares are expected to constitute approximately 82% of the issued and outstanding Common Stock of the Company immediately following Closing (equating to approximately 27% per Preferred Stockholder) based on the number of shares of Common Stock currently projected to be outstanding immediately following Closing. This estimate excludes future issuances of Common Stock under the Company’s equity incentive plans and arrangements.

We believe that, because each Preferred Stockholder’s ownership relative to each other Preferred Stockholder will not substantially and materially differ from existing ownership after the Exchange, the Exchange will not constitute a change of control under Nasdaq Listing Rule 5635(b). However, the Company has decided to seek stockholder approval to ensure compliance with Nasdaq rules and regulations. Seeking stockholder approval for this purpose does not mean that the Exchange will constitute a change of control for any other purpose, including with respect to the Company’s outstanding indebtedness, commercial agreements or compensation plans. It also does not mean that the Preferred Stockholders will be acting in concert or as a group in connection with the Exchange.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) a “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) the “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In the Exchange, the effective issuance price of the Exchange Common Stock will be at least $8.11 per share, and the initial conversion price of the Series C Preferred Stock will be $14.50 per share. Neither the effective issuance price of the Exchange Common Stock nor the initial conversion price of the Series C Preferred Stock is lower than the Minimum Price; therefore, the Company will not be issuing through the Exchange more than 20% of our Common Stock at a price that is less than the Minimum Price. Although the Exchange does not, in the Company’s view, require approval as a 20% Issuance under Nasdaq Listing Rule 5635(d), the Company has decided to seek stockholder approval to ensure compliance with Nasdaq rules and regulations.

Our Amended and Restated Certificate of Incorporation provides that the number of authorized shares of Common Stock and Preferred Stock may be increased or decreased only by an affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company on an as-converted basis. The COI Amendment will increase the number of authorized shares of Common Stock and decrease the number of authorized shares of Preferred Stock. Moreover, the Certificate of Designations for the Series B Preferred Stock (the “Existing COD”) requires the affirmative vote of at least 75% of the outstanding shares of Series B Preferred Stock in order for the Company to effect certain actions, including the COI Amendment. Accordingly, in order for the COI Amendment to be effected, it must be approved by (i) a majority of the outstanding shares of capital stock on an as-converted basis and (ii) at least 75% of the outstanding shares of Series B Preferred Stock.

The SEC has taken the position that under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a proxy cannot confer discretionary authority on the chairman of the Special Meeting to adjourn the meeting to solicit votes to avoid a negative vote on a proposal. Per the SEC, the adjournment of the Special Meeting to solicit additional proxies to avoid a negative vote at the meeting is a substantive proposal for which proxies must be independently solicited and for which discretionary authority is unavailable despite any provisions of the Company’s bylaws or state law. Accordingly, we are seeking stockholder approval of the Adjournment Proposal.

The Disinterested Stockholder Approval is not required by law, SEC rules, Nasdaq Listing Rules or our governing documents. However, the Special Committee (as defined below) recommended to the Board, and the Board approved, that the Closing be conditioned upon our receipt of the Disinterested Stockholder Approval. Because the closing of the Exchange is conditioned upon obtaining the Disinterested Stockholder Approval, the Exchange Agreements may be terminated and the Exchange may not be completed if the Disinterested Stockholder Approval is not obtained.

Q:	How does the Share Issuance impact me?

A:

As described under “Description of the Transactions – Reasons for the Transactions” below, our Board and the Special Committee believe that the Exchange – which includes the Share Issuance – is advisable and in the best interests of the Company and our stockholders. Among other things, the Exchange will reduce the amount of senior capital in our capital structure, eliminate the dividend burden associated with our outstanding Series B Preferred Stock, realign interests across stockholders, and strengthen corporate governance, all of which is designed to increase our public market capitalization and position the Company for future investment and growth. In addition to these potential benefits, however, you should consider the following potential adverse consequences, risks and negative factors, together with the other information included in this proxy statement.

Dilution. If our stockholders approve the Share Issuance and related matters, upon the Closing, (i) the Series C Preferred Stock will be convertible into an aggregate of 12,670,863 shares of our Common Stock (subject to adjustment) and (ii) the Company will issue 9,860,475 shares of Exchange Common Stock to the Preferred Stockholders. On an as-converted basis, assuming full conversion of the Series C Preferred Stock without regard to limitations on conversion, we expect this to represent approximately 82% of the total Common Stock immediately following the Closing (equating to approximately 27% per Preferred Stockholder). As a result, our current stockholders would experience substantial dilution of any earnings per share we may have in the future, as well as of ownership percentage and voting rights.

Substantial Stockholders. Upon the Closing, the Preferred Stockholders are expected to own approximately 82% of the outstanding capital stock of the Company on an as-converted basis. If the publicly announced business combination between Charter and Liberty is consummated, Charter is expected to own, directly or indirectly, approximately 55% of the outstanding capital stock of the Company on an as-converted basis. Each Preferred Stockholder will also have the right, subject to certain conditions, to designate one member of our Board and to jointly nominate one additional director to serve on our Board, which will consist of seven members immediately after the Closing. Each Preferred Stockholder will also retain the right to consent to certain corporate actions (including, among other things, amendments to our governing documents, change of control transactions, changes to the size of the Board, incurrence of debt, certain management changes, and declaring dividends) as long as each maintains ownership of 10% or more of the outstanding Common Stock on an as-converted basis. Although the Exchange Documents contain certain mitigating features, including individual and aggregate voting caps (neutral voting requirements), individual conversion caps, standstill provisions, and restrictions on changes to Board size and composition, each Preferred Stockholder will still have significant voting power and influence over our business and affairs.

Market Price. Upon the issuance of the Exchange Common Stock and the Series C Preferred Stock, a substantial number of shares of our Common Stock will be issued and will become issuable upon conversion of the Series C Preferred Stock. This could have an adverse effect on the market price of our Common Stock. Pursuant to the Stockholders Agreement (as defined below) and subject to certain exceptions set forth therein, each Preferred Stockholder will agree not to Transfer (as defined in the Stockholders Agreement) (a) any shares of Exchange Common Stock for a period of six months following the Closing or (b) any shares of Common Stock issued upon voluntary conversion of Series C Preferred Stock for a period of six months following the applicable conversion date, in each case, unless the per-share price paid in connection with such Transfer equals or exceeds $12.50 (collectively, the “lock-up”). While the lock-up is expected to limit the circumstances under which the Preferred Stockholders may Transfer their shares and any resulting impact on the market price of our Common Stock, any Transfers could nevertheless have an adverse effect on the market price of our Common Stock. Further, under the Exchange Agreements, we agreed to use our reasonable best efforts to register the resale of the Exchange Common Stock, Series C Preferred Stock and the shares of Common Stock underlying the Series C Preferred Stock with the SEC within six months, which means that such shares would become eligible for resale in the public markets. Any sale of such shares, or the anticipation of the possibility of such sales, could create downward pressure on the market price of our Common Stock.

Q:	Are holders of the Series C Preferred Stock entitled to any dividends?

A:

If the Exchange is consummated, the holders of Series C Preferred Stock will be entitled to participate in any dividends declared on the Common Stock on an as-converted basis. Unlike the Series B Preferred Stock, the Series C Preferred Stock does not carry mandatory annual dividends or the right to require the Company to pay a special dividend.

Q:	Where is the Special Meeting?

A:	The Special Meeting will be held at 1818 Library Street, Suite 500, Reston, Virginia 20190.

Q:	Can I attend the Special Meeting?

A:

You are invited to attend the Special Meeting if you were a stockholder of record or a beneficial owner as of [●], 2025 (the “Record Date”) or if you are a proxy holder for a stockholder of record or beneficial owner as of the Record Date. You should bring photo identification and your Notice of Internet Availability, a statement from your bank, broker or other nominee or other proof of stock ownership as of the Record Date, for entrance to the Special Meeting. The meeting will begin promptly at [●] p.m. Eastern Time, and you should allow ample time for check-in procedures. We will not be able to accommodate guests who were not stockholders as of the Record Date (or proxy holders for such stockholders) at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting?

A:

You may vote your shares of Common Stock or Series B Preferred Stock if our records show that you owned your shares at the close of business on the Record Date. At the close of business on the Record Date, there were [●] shares of Common Stock and 95,784,903 shares of Series B Preferred Stock issued and outstanding and entitled to vote at the Special Meeting. Holders of Common Stock may cast one vote for each share of Common Stock held as of the Record Date on each matter presented. Holders of Series B Preferred Stock may vote their shares on an adjusted as-converted basis on each matter presented. Such holders will vote together as a single class. For those matters that require an additional, separate class vote by holders of Series B Preferred Stock, such holders may cast one vote for each share of Series B Preferred Stock held as of the Record Date.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with Comscore’s transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record,” and the Notice of Internet Availability has been sent directly to you by Comscore. As the stockholder of record, you have the right to grant your voting proxy directly to Comscore or to a third party, or to vote in person at the Special Meeting.

If you hold your shares through a bank, broker or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice of Internet Availability has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the stockholder of record. As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares. Please refer to the voting instruction card provided by your bank, broker or other nominee. You are also invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Q:	How can I vote my shares in person at the Special Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your vote as instructed in the Notice of Internet Availability and below, to ensure that your shares are represented and so that your vote will be counted even if you later decide not to attend the Special Meeting. If you attend the Special Meeting, any votes you cast at the meeting in person will supersede your proxy.

Q:	How can I vote my shares without attending the Special Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your bank, broker or other nominee. For instructions on how to vote, please refer to the instructions below and those included in the Notice of Internet Availability or, for shares held beneficially in street name, the voting instructions provided to you by your bank, broker or other nominee.

By Telephone or Internet – Stockholders of record may vote by telephone or the Internet by following the instructions on the Notice of Internet Availability to access the proxy materials. If you are a beneficial owner of Common Stock or Series B Preferred Stock held in street name, please check the voting instructions provided by your bank, broker or other nominee for telephone or Internet voting availability.

By Mail – Stockholders of record may request a paper proxy card from Comscore by following the procedures outlined in the Notice of Internet Availability. If you elect to vote by mail, please indicate your vote by completing, signing and dating the proxy card where indicated and by returning it in the prepaid envelope that will be included with the proxy card. Proxy cards submitted by mail must be received by the time of the Special Meeting in order for your shares to be voted. Comscore stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instructions provided by their bank, broker or other nominee and mailing them in the accompanying pre-addressed envelopes.

Q:	What is the deadline for voting my shares?

A:

If you hold shares as a stockholder of record, we must receive your vote before the polls close at the Special Meeting, except that proxies submitted via the Internet or telephone must be received by [●] Eastern Time on [●], 2025.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares in person at the Special Meeting only if you provide a legal proxy obtained from your broker, bank or other nominee.

Q:	How many shares must be present or represented by proxy to conduct business at the Special Meeting?

A:

The presence of the holders of a majority of the issued and outstanding shares of Common Stock and Series B Preferred Stock (on an as-converted basis) and entitled to vote at the Special Meeting shall constitute a quorum at the Special Meeting. Where a separate vote by a class or series of stock is required, the holders of a majority in voting power of issued and outstanding shares of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum with respect to such matter.

Stockholders are counted as present at the meeting if (1) they are present in person at the Special Meeting or (2) they have properly submitted a proxy. In addition, abstentions (which are described below) are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the close of business on the Record Date, there were [●] shares of Common Stock issued and outstanding and entitled to vote and 95,784,903 shares of Series B Preferred Stock issued and outstanding and entitled to vote (representing 4,697,829 shares of Common Stock on an as-converted voting basis) at the Special Meeting. Therefore, the presence of the holders of at least [●] shares of Common Stock (on an as-converted basis) is required to establish a quorum at our Special Meeting, and the presence of the holders of at least 47,892,452 shares of Series B Preferred Stock is required to establish a quorum for matters that require an additional, separate class vote by holders of Series B Preferred Stock.

Pursuant to the Support Agreements (as defined below) and subject to the terms and conditions contained in the Existing SHA (as defined below) and the Existing COD, the Preferred Stockholders have agreed to vote in favor of each proposal put forth in this proxy statement, except that the Preferred Stockholders have agreed to “abstain” with respect to the Disinterested Stockholder Approval so that their shares will not have an impact on the outcome of that proposal. We expect that the Support Agreements will help us achieve a quorum at the Special Meeting and will make it more likely that Proposal No. 1, Proposal No. 3 and Proposal No. 4 will be approved. As of the Record Date, the Preferred Stockholders held [●] shares of Common Stock and 95,784,903 shares of Series B Preferred Stock (representing 4,697,829 shares of Common Stock on an as-converted voting basis). If the Preferred Stockholders vote as required by the Support Agreements, we would need the holders of an additional [●] shares of outstanding Common Stock to be present or represented by proxy at the Special Meeting in order to establish a quorum.

Q:	What proposals will be voted on at the Special Meeting?

A:	The proposals scheduled to be voted on at the Special Meeting are:

1)	to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the Share Issuance;

2)	to approve the Exchange Documents and the Exchange by a vote of the Disinterested Stockholders;

3)	to adopt the COI Amendment; and

4)	to approve the Adjournment Proposal if presented.

Q:	What is the vote required to approve each of the proposals?

A: Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1 – Approval of the Share Issuance	Affirmative vote of a majority of shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote on such matter	No
Proposal No. 2 –Disinterested Stockholder Approval	Affirmative vote of a majority of the votes cast by the Disinterested Stockholders present or represented by proxy at the Special Meeting and entitled to vote on such matter	No
Proposal No. 3 – Adoption of the COI Amendment	Affirmative vote of (i) a majority of outstanding shares of capital stock entitled to vote on such matter and (ii) at least 75% of outstanding shares of Series B Preferred Stock entitled to vote	No
Proposal No. 4 – Approval of the Adjournment Proposal	Affirmative vote of a majority of shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote on such matter	No

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposals to approve the Share Issuance (Proposal No. 1), the Disinterested Stockholder Approval (Proposal No. 2), the COI Amendment (Proposal No. 3) and the Adjournment Proposal (Proposal No. 4). An abstention has the same effect as a vote against Proposal No. 1, Proposal No. 3 and Proposal No. 4. An abstention has no effect on the outcome of Proposal No. 2.

All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting (and not revoked) will be voted at the Special Meeting in accordance with the instructions indicated.

Q:	What if I do not specify how my shares are to be voted?

A:	If you are a stockholder of record and you submit a signed proxy, but you do not provide voting instructions, your shares will be voted as recommended by the Board.

If you are a beneficial owner and you do not provide the bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, banks, brokers and other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters, such as Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4. Therefore, if you do not provide voting instructions to your bank, broker or other nominee, such nominee may not vote your shares on any matters presented for a vote at the Special Meeting.

Q:	What is the effect of a broker non-vote?

A:

A “broker non-vote” with respect to a proposal occurs when shares are held by a bank, broker or other nominee for a beneficial owner and the bank, broker or other nominee does not receive voting instructions from the beneficial owner as to how to vote such shares, and the bank, broker or other nominee does not have the authority to exercise discretion to vote on such proposal.

Broker non-votes (if any) will not be counted for purposes of calculating whether a quorum is present at the Special Meeting, and they will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, broker non-votes (if any) will not affect the outcome of the vote on a proposal that requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote (Proposal No. 1 and Proposal No. 4) or the approval of a majority of the votes cast (Proposal No. 2). With respect to Proposal No. 3, any broker non-vote will have the effect of a vote against the proposal.

Q:	What is the effect of not casting a vote at the Special Meeting?

A:

If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone, via the Internet or in person at the Special Meeting, your shares will not be voted at the Special Meeting. If you are a beneficial owner of shares held in street name, it is critical that you provide voting instructions if you want your vote to count on any proposal at the Special Meeting. As discussed above, banks, brokers and other nominees have the discretion to vote on routine matters, but do not have discretion to vote on non-routine matters, such as Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on these or other non-routine matters, no votes will be cast on your behalf.

Q:	How do the Board and the Special Committee recommend that I vote?

A:

As described under “Description of the Transactions – Background of the Transactions” below, our Board established a special committee of the Board consisting of disinterested directors (which directors the Board expressly determined to be “disinterested directors,” as that term is defined in Section 144(e)(4) of the DGCL) (the “Special Committee”) to consider, explore, review, analyze, evaluate, negotiate and approve (or recommend approval of) one or more potential transactions involving the Company. The Board further provided that it would not approve or otherwise proceed with a potential transaction involving the Company unless it had been approved or recommended for approval by the Special Committee. After considering numerous factors, receiving advice from independent advisors, and evaluating the material terms and conditions of the Exchange and related matters, the Special Committee unanimously approved and adopted resolutions (i) determining that (a) the Exchange Agreements, the Certificate of Designations, the Support Agreements, the RRA Amendment and the Stockholders Agreement (collectively, the “Exchange Documents”), (b) the COI Amendment, (c) the Certificate of Retirement and Elimination of Designation of Series B Preferred Stock (the “Certificate of Elimination”) and (d) the Exchange are advisable, fair to, and in the best interests of, the Company and the holders of Common Stock other than the Preferred Stockholders (the “Public Stockholders”), (ii) recommending that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders (a) the Exchange Documents, the COI Amendment and the Certificate of Elimination and (b) the Exchange, (iii) recommending that the Board (a) submit to the stockholders of the Company for their approval, and recommend the approval of, (1) the Exchange Documents, the COI Amendment and the Exchange and (2) the Share Issuance in accordance with Nasdaq rules and (b) submit the Exchange Documents and the Exchange for approval by a majority of the votes cast by the Disinterested Stockholders and, in each case, recommend that the Public Stockholders vote in favor of each such proposal, (iv) determining that the Share Issuance is advisable, fair to, and in the best interests of, the Company and the Public Stockholders and recommending that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue in the Exchange, pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), Series C Preferred Stock and Exchange Common Stock according to the terms and conditions set forth in the Exchange Agreements and (v) approving and declaring advisable the Share Issuance and recommending that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue, pursuant to exemptions from the registration requirements of the Securities Act, Common Stock upon conversion or redemption of Series C Preferred Stock in accordance with the terms and conditions set forth in the Certificate of Designations. After considering the unanimous recommendations of the Special Committee, the Board unanimously approved and adopted resolutions consistent with the Special Committee’s recommendations, including resolutions authorizing the Company to enter into the Exchange Agreements, the COI Amendment and the Certificate of Elimination and consummate the transactions contemplated by the Exchange, subject (as applicable) to the Stockholder Approvals and the other terms and conditions set forth in the Exchange Agreements. The Board also unanimously recommended that our stockholders vote in favor of the Share Issuance, the Exchange Documents, the Exchange and the COI Amendment. Thus, the Board and the Special Committee recommend that you vote your shares:

1)	“FOR” the approval of the Share Issuance (Proposal No. 1);

2)	“FOR” the approval of the Exchange Documents and the Exchange (Proposal No. 2);

3)	“FOR” the adoption of the COI Amendment (Proposal No. 3); and

4)	“FOR” the approval of the Adjournment Proposal (Proposal No. 4) if presented.

Q:	Can I change my vote?

A:

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the voting methods described above (until the applicable deadline for each voting method), (2) providing a written notice of revocation to Comscore’s Corporate Secretary at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, prior to your shares being voted, or (3) attending the Special Meeting and voting in person.

If you are a beneficial owner of shares held in street name, you may change your vote, subject to any rules your bank, broker or other nominee may have, at any time before your proxy is voted at the Special Meeting, (1) by submitting new voting instructions to your bank, broker or other nominee or (2) if you have obtained a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Q:	What happens if I decide to attend the Special Meeting, but I have already voted or submitted a proxy card covering my shares?

A:

You may attend the Special Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you by proxy will be superseded by the vote you cast in person at the Special Meeting. Please be aware that attendance at the Special Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares held in street name and you wish to attend the Special Meeting and vote in person, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares.

Q:	What should I do if I receive more than one Notice of Internet Availability or set of proxy materials?

A:

You may receive more than one Notice of Internet Availability or set of proxy materials, including multiple copies of proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice of Internet Availability or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card. Please complete, sign, date and return each Comscore proxy card or voting instruction card that you receive to ensure that all your shares are voted.

Q:	Who will count the votes?

A:	The Board has designated representatives of American Election Services, LLC to serve as inspector of election.

Q:	Where can I find the voting results of the Special Meeting?

A:

We intend to announce preliminary voting results at the Special Meeting and will publish final voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:

Comscore will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to aid in the solicitation of proxies. The Company will pay Innisfree a fee of $30,000 as compensation for its services and will pay or reimburse Innisfree for its reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

Q:	Could matters other than Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 be decided at the meeting?

A:

Our amended and restated bylaws provide that only such business as is stated in the notice for the Special Meeting can be considered at the Special Meeting. The only matters expected to be considered and voted upon at the Special Meeting are Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4. If any other matters are properly brought before the Special Meeting, the persons named as proxy holders, [●] and [●] (each officers of the Company), or either of them, will have discretion to vote on those matters in accordance with their best judgment.

Q:	What is the deadline to propose actions for consideration at the Company’s next annual meeting of stockholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including recommendations of director candidates, for consideration at future stockholder meetings. Comscore’s bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the 2026 annual meeting of stockholders, such nominations or proposals, other than those made by or at the direction of the Board, must be submitted in writing and received by our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, no later than January 30, 2026, which is 90 days prior to the anniversary of the first mailing date of notice of availability of the proxy statement for the 2025 annual meeting of stockholders, and no earlier than December 31, 2025, which is 120 days prior to the anniversary of the mailing date of the notice of availability of the proxy statement for the 2025 annual meeting. If our 2026 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of our 2025 annual meeting of stockholders, then the deadline for such nominations or proposals to be received by our Corporate Secretary is the close of business on the tenth day following the day notice of the date of the meeting was mailed or first made public, whichever occurs first. Such proposals also must comply with all the information requirements contained in the bylaws and applicable requirements of the rules and regulations of the SEC. The chairperson of the stockholder meeting may refuse to acknowledge the introduction of a proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified Comscore of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, Comscore need not present the proposal for vote at such meeting.

In addition to satisfying the requirements under our bylaws, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting of stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than April 18, 2026, which is 60 days before the anniversary of the 2025 Annual Meeting, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than our nominees.

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, the proposal must comply with all the requirements of Rule 14a-8 under the Exchange Act and must be submitted in writing and received by our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, no later than December 31, 2025, which is 120 days prior to the anniversary of the mailing date of the notice of availability of the proxy statement for the 2025 annual meeting of stockholders.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to Comscore’s Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, or by accessing Comscore’s filings on the SEC’s website at www.sec.gov. All notices of proposals by stockholders, whether or not to be considered for inclusion in Comscore’s proxy materials, should be sent to Comscore’s Corporate Secretary at our principal executive offices.

Q:	How may I obtain a separate copy of the proxy materials?

A:

If you share an address with another stockholder, each stockholder might not receive a separate copy of the Notice of Internet Availability, a practice known as “householding.” Stockholders may request to receive separate or additional copies of the Notice of Internet Availability by writing to our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright, or calling our proxy solicitor, Innisfree, toll-free at (877) 825-8971. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize your broker to discontinue mailings of multiple sets of proxy materials by contacting your broker.

Q:	How may I obtain Comscore’s 2024 Form 10-K and other financial information?

A:

Our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”) and our most recent Quarterly Report on Form 10-Q (the “10-Q”) are available at [●]. Stockholders can also access our 2024 10-K, the 10-Q and other financial information on the Investor Relations section of our website at www.comscore.com or on the SEC’s website at www.sec.gov. Alternatively, current and prospective investors may request a free copy of our 2024 10-K and/or the 10-Q by writing to our Corporate Secretary at our principal executive offices at 11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright. We will also furnish any exhibit to the 2024 10-K or the 10-Q if specifically requested.

For a description of the financial information that is incorporated by reference into this proxy statement, see the section entitled “Other Information – Financial Information” below.

Q:	Who can help answer my questions?

A:	Please contact Innisfree, our proxy solicitor, by calling toll-free at (877) 825-8971.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make certain statements in this proxy statement that constitute forward-looking statements within the meaning of federal and state securities laws. Forward-looking statements are all statements other than statements of historical fact. We attempt to identify these forward-looking statements by words such as “may,” “will,” “should,” “could,” “might,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “goal,” “predict,” “intend,” “potential,” “continue,” “seek” and other comparable words. Similarly, statements that describe our business strategy, goals, prospects, opportunities, outlook, objectives, plans or intentions are also forward-looking statements. These statements may relate to, but are not limited to, expectations regarding the proposed Exchange, Exchange terms and related matters; the Stockholder Approvals; transaction timing and expenses; post-transaction Board composition and compensation; alignment of stockholder interests; future investments and growth opportunities; execution of our strategy; the attractiveness of Comscore as an investment opportunity; improvements in our capital structure and public market capitalization; future stock ownership by the Preferred Stockholders and the mitigating impact of certain transaction features; evaluation of potential strategic transactions; our ability to retain or attract key employees; the impact of the Exchange on our operating results, financial condition and cash position; improvements in trading dynamics; and changes in the price of our Common Stock.

Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. These statements are based on expectations and assumptions as of the date of this proxy statement regarding future events and involve known and unknown risks, uncertainties and other factors that may cause actual events or results to be materially different from any future events or results expressed or implied by these statements. These factors include, but are not limited to, changes in the Exchange and related terms; failure to obtain the Stockholder Approvals; failure to receive any required government authorizations or customer, vendor or debtholder consents; delays in closing the transaction; changes in our business; changes in the Preferred Stockholders’ ownership or plans; external market conditions; and our ability to achieve our expected strategic, financial and operational plans. These factors also include those identified in Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, those set forth in Item 1A, “Risk Factors” of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and [September 30, 2025] and those identified in other documents that we file from time to time with the SEC.

We believe that it is important to communicate our future expectations to our stockholders. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. You should not place undue reliance on forward-looking statements, which apply only as of the date of this proxy statement. You should carefully review the risk factors described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents that we file from time to time with the SEC. Except as required by applicable law, including the rules and regulations of the SEC, we undertake no obligation, and expressly disclaim any duty, to publicly update or revise forward-looking statements, whether as a result of any new information, future events or otherwise. Although we believe the expectations reflected in the forward-looking statements are reasonable as of the date of this proxy statement, our statements are not guarantees of future results, levels of activity, performance or achievements, and actual outcomes and results may differ materially from those expressed in, or implied by, any of our statements.

DESCRIPTION OF THE TRANSACTIONS

Background of the Transactions

In recent years, the Company’s management team and Board have received considerable investor feedback regarding the Company’s capital structure and the impact that the existing rights of the Series B Preferred Stock are perceived to have on the market price and trading of the Common Stock. The Company has engaged in periodic discussions with representatives of the Preferred Stockholders regarding potential options to address these concerns, including by modifying the Company’s capital structure through an exchange, recapitalization or conversion of the Series B Preferred Stock into Common Stock (the “Preferred Stock Recapitalization”). The Company has also periodically considered other alternatives to maximize value for the Company’s stockholders, including a sale of the Company and divestitures of individual assets or business lines. In considering various options, the Board recognized that certain alternatives could create actual or potential conflicts of interest for those directors who were designated to the Board by the Preferred Stockholders, given that the Preferred Stockholders could have interests in transactions that differ from, or are in addition to, the interests of the holders of the Common Stock (the “Common Stockholders”). As a result, the Board has periodically established committees of directors not designated by (and otherwise unaffiliated with) the Preferred Stockholders to consider certain alternatives for the Company. These directors are referred to in this section as “disinterested directors.”

In 2024, the Company engaged in a process (the “Prior Strategic Process”) overseen by a committee of disinterested directors (the “Prior Special Committee”) to consider the potential sale of the Company to third parties. In connection with the Prior Strategic Process, the Prior Special Committee engaged Richards, Layton & Finger, P.A. (“RLF”) to serve as its independent Delaware counsel and Goldman Sachs & Co. LLC (“Goldman Sachs”) to serve as its financial advisor. During the course of that process, the Prior Special Committee engaged in a thorough process for soliciting and responding to offers from potential bidders in an effort to obtain the best value reasonably available for the Common Stockholders. Over the course of several months, the Prior Special Committee corresponded with approximately twenty parties, including a private bidder group (“Group A”), to evaluate interest in a potential transaction with the Company. Group A and approximately half of the other potential bidders entered into non-disclosure agreements with the Company and were provided with an opportunity to meet with Company management and conduct due diligence on the Company in connection with the Prior Strategic Process. Group A was the most active potential bidder in the Prior Strategic Process. Although several potential bidders (including Group A) expressed interest in a transaction with the Company, including a whole-company transaction or the acquisition of one or more of the Company’s assets or business lines, the Prior Strategic Process ultimately did not produce an actionable offer. In January 2025, the Prior Special Committee and the Board determined to cease the Prior Strategic Process.

On December 19, 2024, the Board held a meeting attended by members of Company management and representatives of RLF, Goldman Sachs, Vinson & Elkins LLP (“V&E”) as outside counsel to the Company, and Board observers appointed by each of the Preferred Stockholders. During the meeting, the Board discussed the status of the Prior Strategic Process and the possibility of restructuring the Series B Preferred Stock as an alternative to the Prior Strategic Process. The Board discussed that restructuring the Series B Preferred Stock could be a means to address concerns raised by Common Stockholders regarding the Company’s capital structure, reduce the Company’s dividend obligations to the Preferred Stockholders, and encourage conversion of Series B Preferred Stock to Common Stock. After this discussion, the Board adopted resolutions establishing a committee of the Board (the “Capital Restructure Committee”) to review, evaluate, structure and, if deemed sufficiently attractive, negotiate and recommend to the Board a Preferred Stock Recapitalization. The Board appointed Leslie Gillin, Bill Livek, Matt McLaughlin and Jon Carpenter to the Capital Restructure Committee and determined that none of them had any relationships with the Preferred Stockholders that would impair their ability to independently consider a Preferred Stock Recapitalization or any interests in such a transaction that were different from, or in addition to, the Common Stockholders generally.

On February 4, 2025, the Capital Restructure Committee held a meeting attended by Mary Margaret Curry (the Company’s Chief Financial Officer) and Ashley Wright (the Company’s General Counsel, Corporate and Securities). During the meeting, the Capital Restructure Committee reviewed materials regarding a potential Preferred Stock Recapitalization and discussed the existing rights of the Series B Preferred Stock, including the dividend rate, conversion rate and accrued dividend balance. The Capital Restructure Committee discussed the prospect of engaging a financial advisor to advise the Capital Restructure Committee in its review and consideration of a Preferred Stock Recapitalization.

In February 2025, Mr. Carpenter contacted Goldman Sachs and two other financial advisors to request fee proposals for advising the Capital Restructure Committee in its review and consideration of a Preferred Stock Recapitalization.

Also in February 2025, a representative of Pine shared with Mr. Carpenter two proposals on behalf of the Preferred Stockholders for a potential restructuring of the Series B Preferred Stock (the “Initial Restructuring Proposals”). The first proposal contemplated reducing the Series B Preferred Stock’s effective conversion rate from $49.44 to $20.00, reducing the dividend rate from 7.5% to 6%, and eliminating the Preferred Stockholders’ special dividend rights. The second proposal contemplated reducing the effective conversion rate from $49.44 to $15.00, reducing the dividend rate from 7.5% to 5%, and eliminating the special dividend rights. The Pine representative indicated that the Preferred Stockholders were not willing to waive their 2025 annual dividend payment of approximately $17.8 million.

On March 18, 2025, the Capital Restructure Committee held a meeting attended by Ms. Curry and Ms. Wright. At the meeting, the Capital Restructure Committee discussed the Initial Restructuring Proposals, including the terms proposed by the Preferred Stockholders, and considered feedback the Company had received from Common Stockholders regarding the perceived impact of the Series B Preferred Stock on the value of the Common Stock. The Capital Restructure Committee also discussed that representatives of the Preferred Stockholders had indicated that they were willing to consider a Preferred Stock Recapitalization. The Capital Restructure Committee also discussed proposals received from potential financial advisors.

In late March 2025, the Capital Restructure Committee determined to move forward with engaging Goldman Sachs to advise the Capital Restructure Committee in its review and consideration of a Preferred Stock Recapitalization.

On April 8, 2025, the Company received a letter of intent dated April 7, 2025 from Group A, a participant in the Prior Strategic Process, to acquire the Company (the “April LOI”). The April LOI contemplated an offer price of $15.00 per share for the Common Stock based on various assumptions, including that the Preferred Stockholders would roll over all of their existing Series B Preferred Stock investment into the post-transaction buyer entity.

On April 9, 2025, the Capital Restructure Committee held a meeting attended by Ms. Wright, representatives of Goldman Sachs and RLF. At the meeting, Goldman Sachs representatives advised the Capital Restructure Committee on the potential impacts of a conversion of Series B Preferred Stock to Common Stock on the Company’s capitalization and enterprise value, the Preferred Stockholders’ annual and special dividend rights, and key components used in valuing convertible preferred stock. The Capital Restructure Committee requested additional analysis from Goldman Sachs regarding a potential conversion of Series B Preferred Stock to Common Stock. The Capital Restructure Committee also discussed the April LOI and requested that Goldman Sachs seek feedback from the Preferred Stockholders regarding the April LOI and their interest in considering it, given that it would require them to roll their entire equity stake in the potential transaction.

On April 11, 2025, the Board held a meeting to discuss the April LOI. During the meeting, a Goldman Sachs representative provided an update on recent discussions with Group A and conveyed the Capital Restructure Committee’s request for feedback from the Preferred Stockholders regarding the April LOI.

On April 15, 2025, Mr. McLaughlin, Mr. Carpenter and other members of the Board and Company management had a call with a Common Stockholder, during which the Common Stockholder expressed the unsolicited opinion that the Company should take steps to address its capital structure by fully converting the Series B Preferred Stock to Common Stock.

In mid-April 2025, members of the Capital Restructure Committee worked with Goldman Sachs to develop alternatives to the Initial Restructuring Proposals, including alternatives that contemplated a full exchange of the Series B Preferred Stock for Common Stock at exchange prices ranging from $13.07 to $14.92 per share (the “Full Exchange Scenarios”).

Also in mid-April 2025, the Preferred Stockholders requested permission from Ms. Gillin, Mr. Livek and Mr. McLaughlin (as disinterested directors) to engage in preliminary, initial discussions with Group A regarding the April LOI. The disinterested directors approved the request on April 16, 2025. Thereafter, representatives of the Preferred Stockholders held preliminary discussions with Group A regarding the April LOI, due diligence requirements, funding sources, the proposed rollover terms and Group A’s plans for the post-transaction business.

On April 25, 2025, Mr. McLaughlin met with a Pine representative to discuss the Full Exchange Scenarios. Later that day, the Full Exchange Scenarios were sent to the Preferred Stockholders for consideration.

On April 28, 2025, the Board held a regular quarterly meeting. During the meeting, representatives of the Preferred Stockholders provided an update on their preliminary discussions with Group A, and the Board discussed Group A’s financing status, additional due-diligence requests and timeline. The Board also discussed other alternatives, including an expansion of the Capital Restructure Committee’s responsibilities to consider such alternatives.

On April 29, 2025, as a follow-up to the April 28 Board meeting, Ms. Gillin, Mr. Livek and Mr. McLaughlin requested that the Board adopt resolutions empowering a committee of disinterested directors to evaluate, negotiate and consider various alternatives to maximize value for the Common Stockholders, including authority to consider the April LOI, the Preferred Stock Recapitalization, potential asset divestitures and other alternatives. Ms. Gillin, Mr. Livek and Mr. McLaughlin conveyed their view that the Company’s capital structure and public market capitalization required timely action in the interest of Common Stockholders.

On May 5, 2025, the Board adopted resolutions by unanimous written consent which (i) terminated the Prior Special Committee and the Capital Restructure Committee, (ii) established a new special committee of the Board (the “Special Committee”), (iii) designated Ms. Gillin, Mr. Livek and Mr. McLaughlin to serve as members of the Special Committee, (iv) authorized the Special Committee to consider, explore, review, analyze and evaluate a potential sale of the Company, a potential transaction with the Preferred Stockholders, a divestiture of all or a portion of the Company’s assets or business lines to one or more third parties (including the Preferred Stockholders), other than a divestiture in which the Preferred Stockholders do not have any material interest that is different from, or in addition to, the interests of the Common Stockholders generally, and/or a share recapitalization transaction, including but not limited to an exchange of all or a portion of the Series B Preferred Stock for shares of Common Stock (collectively, a “Potential Transaction”), (v) authorized the Special Committee to reject any Potential Transaction, (vi) authorized the Special Committee to authorize and approve any actions, communications, negotiations, agreements, arrangements and understandings of any party for purposes of Section 203 of the DGCL and to grant any waiver of the restrictions on business combinations set forth in Section 203 of the DGCL to which any party might otherwise be subject as a result of any such actions or agreements, arrangements or understandings, (vii) authorized the Special Committee to determine in the Special Committee’s sole discretion whether a Potential Transaction is fair to, and in the best interests of, the Company and its stockholders, (viii) authorized the Special Committee to make a recommendation to the Board to approve or disapprove a Potential Transaction, (ix) resolved that the Board would not approve any Potential Transaction unless the Potential Transaction was first recommended by the Special Committee, (x) authorized the Special Committee to retain its own advisors and (xi) determined that each of Ms. Gillin, Mr. Livek and Mr. McLaughlin was a “disinterested director” for purposes of Section 144(e)(4) of the DGCL.

On May 5, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF. At the meeting, the Special Committee and the Goldman Sachs representatives discussed the April LOI. The Special Committee members discussed their views on the scope of additional due diligence to permit for Group A (particularly in light of Group A’s prior due-diligence efforts) and the key items that Group A would need to provide certainty on for the Special Committee to be willing to pursue a transaction with Group A, including with respect to the purchase price for the outstanding shares of Common Stock, Group A’s financing sources, Group A’s ability to secure a revised debt structure or necessary approvals from the Company’s senior lender to permit the transaction, and agreed-upon terms of a rollover and post-transaction entity structure, management team and operating plan with the Preferred Stockholders (the “Key Transaction Terms”). The Special Committee discussed the potential benefits of requiring Group A to provide certainty on the Key Transaction Terms after performing initial due diligence, including, in particular, that the Special Committee would either receive the requisite level of certainty it needed to continue transaction negotiations with Group A or it would not and could inform Group A that it was not interested in engaging in further transaction negotiations. After additional discussion, the Special Committee determined to inform Group A during a meeting later that day that it would be willing to authorize Company management to provide financial projections and permit Group A to engage in limited additional due diligence, but that Group A would need to provide certainty on certain fundamental transaction items before engaging in extensive confirmatory due diligence.

Later on May 5, 2025, members of the Special Committee met with representatives of Group A, with representatives of Goldman Sachs also in attendance. During the meeting, the Special Committee members conveyed the Key Transaction Terms that Group A would need to provide certainty on in order for the Special Committee to be willing to proceed with a transaction involving Group A. The Special Committee members also discussed the scope and timeline for Group A to engage in the necessary due diligence to provide feedback on these items to the Special Committee. The Special Committee members also discussed that the Special Committee’s expectation was that Group A would be able to provide a more definitive proposal by the end of June given that Group A had already spent substantial time conducting due diligence on the Company as part of the Prior Strategic Process.

On May 13, 2025, the Special Committee held a meeting attended by representatives of RLF and Goldman Sachs. The Special Committee discussed the meeting that was held between members of the Special Committee and representatives of Group A and Goldman Sachs. The Special Committee and Goldman Sachs representatives also discussed the scope of additional diligence requested by Group A and determined to coordinate a meeting with Company management to develop a due-diligence timeline, with the goal of setting an end-of-June deadline for Group A to provide a more definitive proposal addressing each of the Special Committee’s key items. During the meeting, the Special Committee also engaged in an extensive discussion about whether to focus the Special Committee’s efforts on a potential transaction with Group A or on other potential strategic alternatives, including the Preferred Stock Recapitalization. The Special Committee determined to recommend to the Board that the Company explore a potential transaction with Group A.

On May 14, 2025, the Company received and shared with the Board an unsolicited letter from a Common Stockholder, in which the Common Stockholder recommended (among other things) that the Board work with the Preferred Stockholders to restructure the Series B Preferred Stock and consider other strategic alternatives, including potential divestitures of some or all of the Company’s assets. The Common Stockholder also expressed concerns regarding aggregate Board compensation and a perceived misalignment of interests between Preferred Stockholders and Common Stockholders. Company management also shared recent feedback from other Common Stockholders, several of whom expressed concerns about the Company’s capital structure and conveyed a desire for better alignment between Preferred Stockholders and Common Stockholders, with one stating, “We believe that a [Series B Preferred Stock] conversion price in the $12-15 range would benefit all parties.”

On May 15, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter, Ms. Curry and Ms. Wright. At the meeting, the Special Committee, Goldman Sachs representatives, and Company management worked to develop a due-diligence timeline for a potential transaction with Group A, with the goal of setting a June 27th deadline for Group A to provide a more definitive proposal.

On May 16, 2025, the Special Committee held a meeting attended by a representative of RLF. During the meeting, the Special Committee discussed the proposed diligence timeline and the upcoming meeting of the Board at which the Special Committee intended to present its recommendation that the Company pursue a potential transaction with Group A. The Special Committee discussed the rationale for the June 27th deadline, including that it should provide Group A with sufficient time to prepare a viable proposal while also limiting the amount of additional time and resources that Company management would need to expend in connection with the process, given that Group A had already performed substantial diligence on the Company during the Prior Strategic Process. The Special Committee also discussed informing the Board that it still intended to consider the Preferred Stock Recapitalization as an alternative to a potential transaction with Group A.

Later on May 16, 2025, the Board held a meeting attended by Ms. Curry, Ms. Wright, representatives of Goldman Sachs and RLF, and Board observers appointed by Liberty and Pine. During the meeting, Special Committee members delivered the Special Committee’s recommendation that the Company pursue a potential transaction with Group A. After due consideration, the Board indicated that it was supportive of the Special Committee’s recommendation. The directors also discussed the advisability of permitting the Preferred Stockholders to engage directly with Group A regarding the Key Transaction Terms related to the rollover and post-transaction entity structure, management team and operating plan so that the Special Committee would be able to determine whether a transaction with Group A was viable by the end of June. The Special Committee members also discussed their interest in continuing to consider the Preferred Stock Recapitalization as an alternative to a potential transaction with Group A. Finally, the Board discussed the recent feedback from Common Stockholders.

In May and June 2025, the Special Committee formally engaged RLF and Goldman Sachs to advise them with respect to the potential transaction with Group A and potential alternatives, including the Preferred Stock Recapitalization and individual asset sales. In determining to engage both RLF and Goldman Sachs, the Special Committee considered their qualifications, experience, past work for the Company (including work for the Prior Special Committee) and their independence with respect to Group A and each of the Preferred Stockholders.

From mid-May until late June 2025, the Special Committee worked with RLF, Goldman Sachs and Company management to facilitate Group A’s due-diligence efforts pursuant to the diligence timeline developed by the Special Committee and Company management, which contemplated a deadline of June 27, 2025 for Group A to provide a more definitive proposal.

On May 17, 2025, the Special Committee adopted resolutions granting a waiver under Section 203 of the DGCL pursuant to which the Preferred Stockholders (and their respective affiliates and associates)

were permitted to enter into more detailed discussions with each other and Group A, in order for Group A to be able to provide definitive feedback on the Key Transaction Terms related to the rollover and post-transaction entity structure, management team and operating plan within the Special Committee’s timeframe.

On May 23, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter, Ms. Curry, Ms. Wright and Kevin Burns (the Company’s Executive Vice President, Business Operations), during which the Special Committee discussed next steps with respect to the due-diligence process and a potential transaction with Group A. During the meeting, the Special Committee and Company management discussed the status of the financial projections that would be provided to Group A as part of the diligence process.

On May 27, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter, Ms. Curry and Ms. Wright. At the meeting, the Company’s management team presented an overview of the financial projections that had been prepared by Company management. After discussion and due consideration of the financial projections, the Special Committee approved the Company’s financial projections and authorized them to be shared with Group A. The Special Committee also received an update from representatives of Goldman Sachs and Company management regarding the diligence process.

In late May 2025, the Company received unsolicited outreach from two Common Stockholders who each independently requested that the Company explore restructuring the Series B Preferred Stock via a partial conversion or exchange for Common Stock.

On May 30, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter, Ms. Curry and Ms. Wright. During the meeting, the Special Committee received an update from representatives of Goldman Sachs and Company management regarding the diligence process.

Later on May 30, 2025, the Special Committee and representatives of Company management met with representatives of Group A, during which the parties discussed the Company’s financial projections. Following the meeting, Group A submitted additional diligence questions and requests to the Company.

On June 2, 2025, the Special Committee requested that Goldman Sachs consider a partial conversion of the Series B Preferred Stock as part of its analysis of the Preferred Stock Recapitalization.

On June 6, 2025, the Special Committee held a meeting attended by representatives of RLF and Goldman Sachs, Mr. Carpenter, Ms. Curry, Ms. Wright and Mr. Burns. During the meeting, the Special Committee received an update from representatives of Goldman Sachs and Company management regarding the diligence process with Group A. The Special Committee and Goldman Sachs representatives discussed the likelihood that Group A would be able to provide certainty on each of the key items requested by the Special Committee by the June 27th deadline set by the Special Committee. After Mr. Burns and the Goldman Sachs representatives left the meeting, Ms. Wright discussed with the Special Committee the annual dividend rights of the Series B Preferred Stock and the prospect of requesting that each of the Preferred Stockholders waive its right to receive the 2025 annual dividend in return for the issuance of additional shares of Series B Preferred Stock on the same terms as the existing Series B Preferred Stock. The Special Committee discussed the potential benefits and risks of issuing additional Series B Preferred Stock, including the potential impact that such an issuance could have on the Preferred Stock Recapitalization. After additional discussion, the Special Committee requested that Company management provide the Special Committee with more information regarding the effects of issuing additional Series B Preferred Stock. An RLF representative advised the Special Committee that RLF would be sending each member of the Special Committee a questionnaire intended to help confirm the disinterestedness of each Special Committee member with respect to Group A and the Preferred Stockholders. After the Company’s management team left the meeting, the Special Committee engaged in further discussion concerning a potential waiver by the Preferred Stockholders of the annual dividend, alternatives to issuing additional shares of Series B Preferred Stock, and the potential effects that such an issuance could have on the Preferred Stock Recapitalization.

On June 8, 2025, Goldman Sachs shared with the Special Committee preliminary materials addressing the Preferred Stock Recapitalization.

On June 10, 2025, Ms. Wright shared with the Special Committee additional information regarding the Preferred Stockholders’ annual dividend rights.

On June 13, 2025, the Special Committee held a meeting attended by representatives of RLF and Goldman Sachs, Mr. Carpenter, Ms. Curry, Ms. Wright and Mr. Burns. Prior to Company management joining the meeting, the Goldman Sachs representatives presented Goldman Sachs’ preliminary analysis of the Preferred Stock Recapitalization. The Goldman Sachs representatives discussed generally how different conversion prices could affect the Company’s post-exchange enterprise value and market capitalization. The Special Committee and Goldman Sachs representatives also discussed the potential advantages of a partial exchange as compared to a full exchange, different exchange mechanisms the Special Committee could consider implementing to incentivize the Preferred Stockholders to convert, and other conversion-price considerations. Following Goldman Sachs’ presentation, the Special Committee discussed the Preferred Stock Recapitalization as an alternative to a transaction involving Group A. The Special Committee discussed the Company’s recent financial performance and the extent to which the Preferred Stock Recapitalization could potentially improve the Company’s financial profile, including by more closely aligning the interests of the Preferred Stockholders and the Common Stockholders. After additional discussion and due consideration, the Special Committee determined to continue to evaluate the Preferred Stock Recapitalization at future meetings. Company management then joined the meeting, and discussion ensued among the Special Committee, Goldman Sachs representatives and Company management concerning the ongoing Group A due diligence process and the upcoming June 27th deadline for Group A to provide a definitive proposal. A Goldman Sachs representative noted that Goldman Sachs had recently reiterated to Group A that if it did not provide a definitive proposal by June 27th, the Special Committee might not be willing to engage in further transaction negotiations. After Messrs. Carpenter and Burns left the meeting, Ms. Wright provided an update on the Series B Preferred Stock annual dividend, and discussion ensued among the Special Committee and Ms. Wright concerning a potential deferral of the annual dividend. After Ms. Curry and Ms. Wright left the meeting, the Special Committee and Goldman Sachs representatives continued to discuss the Preferred Stock Recapitalization. The Special Committee members reiterated their intent to consider the Preferred Stock Recapitalization as an alternative to a transaction involving Group A if Group A failed to provide a definitive proposal by the June 27th deadline.

On June 16, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF. The Special Committee and Goldman Sachs representatives discussed various considerations with respect to the Preferred Stock Recapitalization, including different partial-exchange scenarios, conversion prices, exchange prices and enhanced governance terms the Special Committee could consider including in a proposal to the Preferred Stockholders if the Special Committee determined to propose the Preferred Stock Recapitalization to the Preferred Stockholders. The Special Committee and Goldman Sachs also discussed the advisability of pursuing a partial exchange of the Series B Preferred Stock instead of a full exchange. After additional discussion and due consideration, the Special Committee unanimously determined that it would be advisable to focus on exploring a partial exchange of the Series B Preferred Stock instead of a full exchange, mainly because the Special Committee believed it was unlikely that the Preferred Stockholders would be willing to consider a full exchange and there would be substantial benefits to the Company and the

Common Stockholders from even a partial exchange. The Special Committee also determined to update the Board on the status of the potential transaction with Group A and inform the Board that the Special Committee was continuing to evaluate the Preferred Stock Recapitalization as an alternative. The Special Committee and an RLF representative discussed the prospect of conditioning the Preferred Stock Recapitalization on the vote of a majority of the Company’s unaffiliated stockholders and the potential benefits and risks of that approach. The Special Committee and Goldman Sachs representatives also discussed the status of Group A’s continued due-diligence efforts.

On June 17, 2025, the Board held a regular quarterly meeting during which the Special Committee updated the Board on the status of the potential transaction involving Group A, including Group A’s additional diligence requests and the likelihood of Group A delivering a proposal by the June 27th deadline. The Special Committee also informed the Board that the Special Committee was continuing to evaluate the Preferred Stock Recapitalization as an alternative. Representatives of Goldman Sachs, RLF and V&E, as well as Ms. Curry, Ms. Wright, Sara Dunn (the Company’s Chief People Officer) and Board observers appointed by Liberty and Pine, were present during this discussion. Following the Board meeting, the Special Committee directed Goldman Sachs to prepare preliminary Preferred Stock Recapitalization proposal materials for the Special Committee to review, provide feedback on and consider sharing with the Preferred Stockholders.

On June 18, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF. During the meeting, the Special Committee and Goldman Sachs representatives discussed a list of additional diligence requests that had been submitted by Group A following the Special Committee’s last meeting. A Goldman Sachs representative discussed with the Special Committee that Mr. Carpenter had indicated the new requests largely concerned materials that were not readily available. The Special Committee discussed the extent to which these new requests would impact Group A’s ability to provide a definitive proposal by the Special Committee’s June 27th deadline. A Goldman Sachs representative noted that Goldman Sachs was scheduled to meet with Group A later in the day, during which Goldman Sachs would discuss limiting the additional diligence requests only to information that was reasonably available and necessary for Group A to deliver a definitive proposal by the June 27th deadline.

Later on June 18, 2025, Goldman Sachs representatives met with representatives of Group A to discuss the potential transaction and Group A’s additional diligence requests, during which Goldman Sachs requested that Group A limit its additional diligence requests to those that were reasonably available and necessary for Group A to deliver a definitive proposal by June 27th.

On June 20, 2025, the Special Committee held two meetings. The first meeting was attended by representatives of Goldman Sachs and RLF, Ms. Curry and Ms. Wright. At the meeting, a Goldman Sachs representative provided an update on Goldman Sachs’ meeting with Group A on June 18, 2025. The Goldman Sachs representative noted that Group A clarified it would need approximately one-third of the additional diligence materials to finalize its proposal in advance of the Special Committee’s June 27th deadline, and that the remaining two-thirds could be provided after June 27th if the Special Committee determined to pursue a transaction involving Group A. The Company’s management team discussed with the Special Committee the expected time it would take to provide Group A with its outstanding diligence requests. The Special Committee discussed the meeting that was scheduled to be held later in the day between Special Committee members and Group A, including that the Special Committee members planned to discuss their expectations with respect to the Key Transaction Terms the Special Committee had asked Group A to provide certainty on by the June 27th deadline. After Ms. Curry and Ms. Wright left the meeting, Goldman Sachs representatives provided an update on Goldman Sachs’ work in connection with the Preferred Stock Recapitalization. A Goldman Sachs representative noted that Goldman Sachs was preparing proposal materials for the Preferred Stock Recapitalization for the Special Committee to consider sharing with the Preferred Stockholders. The Special Committee and Goldman Sachs representatives discussed potential conversion prices, issuance prices and other information to include in the Preferred Stock Recapitalization proposal materials.

Later on June 20, 2025, Special Committee members and Goldman Sachs representatives met with Group A, during which the Special Committee members discussed their expectations with respect to the Key Transaction Terms the Special Committee had asked Group A to provide certainty on by the Special Committee’s June 27th deadline, including the purchase price for the outstanding shares of Common Stock, Group A’s financing sources, Group A’s ability to secure a revised debt structure or necessary approvals from the Company’s senior lender to permit the transaction, and agreed-upon terms of a rollover and post-transaction entity structure and operating plan with the Preferred Stockholders.

The Special Committee’s second meeting on June 20, 2025 was attended by representatives of RLF and Goldman Sachs, Ms. Curry, Ms. Wright and Mr. Burns. The Special Committee members discussed their meeting with Group A that was held earlier in the day. The Company’s management team noted that they were in the process of finalizing responses to Group A’s remaining diligence requests and would share them with Group A as soon as possible.

On June 25, 2025, Group A shared with the Preferred Stockholders summary post-transaction financial forecasts.

On June 26, 2025, Group A met with representatives of the Preferred Stockholders to review the summary post-transaction financial forecasts and further discuss Group A’s potential revised proposal.

Also on June 26, 2025, Goldman Sachs shared with the Special Committee preliminary Preferred Stock Recapitalization proposal materials, including an indicative proposed term sheet for a partial exchange of the Series B Preferred Stock for the Special Committee to consider.

On June 27, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter and Ms. Wright. A Goldman Sachs representative reported that Company management had provided Group A with the diligence materials it needed to finalize its proposal and that Group A had not otherwise requested additional diligence in the past week. The Goldman Sachs representative also reported that Goldman Sachs spoke with Group A earlier in the week, during which Goldman Sachs reiterated the Special Committee’s June 27th deadline for providing a definitive proposal. The Goldman Sachs representative reported that Group A had shared a proposed post-transaction operating plan with the Preferred Stockholders on June 25, 2025. The Goldman Sachs representative indicated that Goldman Sachs expected Group A to submit a proposal at some point on June 27th, but that it was possible that the proposal could lack certainty with respect to certain of the Special Committee’s requested Key Transaction Terms. After the Company’s management team left the meeting, the Special Committee and Goldman Sachs representatives discussed the Preferred Stock Recapitalization. Goldman Sachs representatives then provided an overview of the preliminary Preferred Stock Recapitalization proposal materials. Goldman Sachs representatives reviewed the key terms of the indicative proposed term sheet for the Preferred Stock Recapitalization and explained that the proposal included an exchange of $75 million of the outstanding Series B Preferred Stock into Common Stock based on an issuance price of $12.00 per share of Common Stock and contemplated that the remaining $180 million of Series B Preferred Stock would be adjusted to a 0% dividend yield (including eliminating annual and special dividends) and a $12.00 per share effective conversion price. The Special Committee provided feedback to Goldman Sachs on the preliminary proposal materials.

Later on June 27, 2025, Group A sent an email to the Special Committee (the “June 27th Proposal”), which stated that Group A was willing to acquire all outstanding shares of the Common Stock for a price per share of $15.00, but provided that Group A was still in the process of securing financing and finalizing agreements with the Company’s senior lender and the Preferred Stockholders on a revised debt structure and a post-transaction operating plan and proposed rollover terms, respectively. The Special Committee directed that the June 27th Proposal be shared with the Board.

On June 29, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter and Ms. Curry. At the meeting, the Special Committee, Goldman Sachs representatives, RLF representatives and Mr. Carpenter discussed the key terms of the June 27th Proposal. The Special Committee and Goldman Sachs representatives discussed Group A’s inability to provide certainty by the Special Committee’s June 27th deadline with respect to Group A’s equity financing sources, an agreement with the Company’s senior lender on a revised debt structure that would permit the transaction, or an agreement with the Preferred Stockholders on proposed rollover terms or a post-transaction operating plan, each of which was a necessary pre-condition to Group A’s ability to deliver $15.00 per share for the Common Stockholders. A Goldman Sachs representative noted that the Preferred Stockholders were still reviewing the June 27th Proposal, but that representatives of the Preferred Stockholders had indicated that they were not willing to agree to the transaction based on the discussions that they had had with Group A to date. As a result, the Special Committee determined that Group A had ultimately failed to provide certainty on any of the Key Transaction Terms requested by the Special Committee. After the Company’s management team left the meeting, Goldman Sachs representatives presented Goldman Sachs’ preliminary financial analysis of the June 27th Proposal, including the stated price of $15.00 per share for the outstanding shares of Common Stock. Goldman Sachs representatives advised the Special Committee that while the stated price of $15.00 per share was a significant premium to the current trading price of the Common Stock, Group A had not demonstrated the ability to present a viable proposal and transact at that price. The Special Committee and Goldman Sachs representatives discussed the advisability of continuing transaction negotiations with Group A given the Company’s expenditure of time and resources on the process to date and Group A’s failure to deliver a viable proposal. The Special Committee also discussed the Preferred Stock Recapitalization as an alternative if Group A could not deliver a viable transaction. After additional discussion, the Special Committee determined to solicit additional feedback from the Preferred Stockholders to determine whether a potential transaction with Group A could still be viable.

On June 30, 2025, the Board held a meeting attended by representatives of Goldman Sachs, RLF and V&E, as well as Ms. Curry, Ms. Wright and Board observers appointed by Liberty and Pine. After due consideration and discussion of the June 27th Proposal, feedback from representatives of the Preferred Stockholders, and views expressed by members of the Special Committee, the Board determined to cease discussions with Group A with respect to the potential transaction due to Group A’s recurrent inability to provide certainty on the Key Transaction Terms, the Preferred Stockholders’ determination that Group A was unlikely to produce a viable proposal that provided certainty on the Key Transaction Terms and there was a low likelihood that the expenditure of additional Preferred Stockholder time and resources would change that result, and the determination that there was a low likelihood that the expenditure of additional Company time and resources would result in a viable transaction proposal from Group A. While the Board determined not to expend additional Company resources on the June 27th Proposal, the Board members also discussed that they did not object to the Preferred Stockholders continuing to have discussions with Group A regarding the potential transaction to see if Group A could provide certainty on the Key Transaction Terms and present a viable transaction proposal to the Company.

Later on June 30, 2025, Goldman Sachs representatives informed Group A that the Board had determined to cease discussions with Group A with respect to the potential transaction.

On July 1, 2025, Goldman Sachs shared with the Special Committee proposal materials for the Preferred Stock Recapitalization, which contemplated the exchange of $75 million of the outstanding Series B Preferred Stock into shares of the Common Stock based on an issuance price of $12.00 per share of Common Stock and that the remaining $180 million of Series B Preferred Stock would be adjusted to a 0% dividend yield (including eliminating annual and special dividends) and an effective conversion price of $12.00 per share.

On July 1, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF. During the meeting, the Special Committee discussed the Board’s determination to cease active negotiations directly with Group A regarding a potential transaction. A Goldman Sachs representative provided an overview of the Preferred Stock Recapitalization proposal, and the Special Committee provided feedback on the proposal. The Special Committee and Goldman Sachs representatives discussed next steps and timing considerations with respect to sharing a Preferred Stock Recapitalization proposal with the Preferred Stockholders.

From July 2, 2025 through July 7, 2025, the Special Committee members provided additional feedback on the Preferred Stock Recapitalization proposal.

The Special Committee held two meetings on July 7, 2025. The first meeting was attended by representatives of Goldman Sachs and RLF. At the meeting, the Special Committee and Goldman Sachs representatives discussed the revised Preferred Stock Recapitalization proposal materials that Goldman Sachs had prepared in accordance with the Special Committee’s feedback. A Goldman Sachs representative provided an overview of the revised Preferred Stock Recapitalization proposal, which contemplated an exchange of $71 million of the outstanding Series B Preferred Stock into shares of Common Stock based on an issuance price of $10.50 per share and that the remaining $184 million of Series B Preferred Stock would be adjusted to a 0% dividend yield (including eliminating annual and special dividends) and an effective conversion price of $14.25 per share (the “July Recapitalization Proposal”). The Special Committee and Goldman Sachs representatives discussed the rationale for the revised issuance and conversion prices, as well as the potential benefits of the Preferred Stock Recapitalization to the Company’s stockholders, including that it could provide the Company with greater capital flexibility to support growth initiatives, increase the Company’s market capitalization and further align the interests of the Common Stockholders and the Preferred Stockholders. The Special Committee discussed including in the July Recapitalization Proposal a condition that the transaction be approved by a majority of the votes cast by the Company’s disinterested Common Stockholders. The Special Committee and its advisors also discussed potential governance and Board composition changes to consider for inclusion in the July Recapitalization Proposal.

The Special Committee’s second meeting on July 7, 2025 was attended by representatives of RLF. During the meeting, the Special Committee discussed the key terms of the July Recapitalization Proposal, including the proposed exchange percentage, issuance price, conversion price and treatment of the dividends owed to the Preferred Stockholders. The Special Committee determined to include in the July Recapitalization Proposal a requirement that the Preferred Stock Recapitalization be conditioned on the approval of a majority of the votes cast by the Company’s disinterested Common Stockholders, as well as a proposal to reduce the size of the Board. After due consideration and additional discussion, the Special Committee unanimously determined to provide the July Recapitalization Proposal to the Preferred Stockholders.

On July 9, 2025, the Special Committee shared the July Recapitalization Proposal with the Preferred Stockholders.

Following delivery of the July Recapitalization Proposal to the Preferred Stockholders, Mr. McLaughlin and representatives of the Preferred Stockholders held several meetings in mid-July to discuss the terms of the Preferred Stock Recapitalization as set forth in the July Recapitalization Proposal.

On July 14, 2025, the Board held a meeting to discuss various strategic alternatives, including potential divestitures. During the meeting, members of the Special Committee provided an update on the status of the Preferred Stock Recapitalization. Ms. Curry, Ms. Wright and Board observers appointed by Charter and Pine were present during this discussion.

On July 19, 2025, Mr. McLaughlin reported to the Special Committee that, following discussions with representatives of the Preferred Stockholders, he was proposing that the Special Committee consider a revised version of the Preferred Stock Recapitalization with the following modified terms: (i) an exchange of $71 million of the outstanding Series B Preferred Stock into shares of Common Stock at an issuance price of $8.00 per share, (ii) a $14.50 per share effective conversion price for the remaining $184 million of Series B Preferred Stock (based on the outstanding liquidation preference as of June 29, 2025), (iii) an issuance of an additional 1 million shares of Common Stock to the Preferred Stockholders as consideration for the cancellation of annual and special dividend rights, (iv) a one-time contingent payment of up to $12 million payable in June 2028, and (v) a reduction in the size of the Board to 7 directors (the “Revised Recapitalization Proposal”). The Revised Recapitalization Proposal continued to contemplate that the transaction would be subject to approval by a majority of the votes cast by the disinterested Common Stockholders.

On July 24, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs, RLF and V&E, as well as Mr. Carpenter, Ms. Curry and Ms. Wright. During the meeting, the Special Committee, Goldman Sachs representatives and Company management discussed the key terms of the Revised Recapitalization Proposal. The Special Committee provided feedback on the Revised Recapitalization Proposal and determined to share the Revised Recapitalization Proposal with the Preferred Stockholders.

On July 25, 2025, Goldman Sachs shared the Revised Recapitalization Proposal with the Preferred Stockholders on behalf of the Special Committee.

On July 28, 2025, Group A delivered to the Preferred Stockholders revised rollover and post-transaction entity structure terms for a potential transaction involving the Company (the “July 28th Proposal”). On the same date, a copy of the July 28th Proposal was shared with the Special Committee and the Board.

Following the receipt of the July 28th Proposal, the Preferred Stockholders met with Group A to discuss the revised terms.

On July 29, 2025, the Board held a meeting during which the Board discussed the July 28th Proposal from Group A, as well as feedback from representatives of the Preferred Stockholders regarding those terms. After discussion, the Board determined that the proposal had not been made to the Company and did not warrant expending additional Company resources at that time, but that if a revised proposal were made to the Company, the Board would consider it. Representatives of Goldman Sachs and RLF, as well as Ms. Curry, Ms. Wright and Board observers appointed by Liberty and Pine, were present during this discussion.

On July 29, 2025, Mr. McLaughlin met with a representative of the Preferred Stockholders regarding the Revised Recapitalization Proposal. Among other things, they discussed alternatives to the contingent payment of up to $12 million and the mandatory conversion mechanics.

On July 31, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF. During the meeting, a Goldman Sachs representative reviewed the key economic terms of the Revised Recapitalization Proposal and Goldman Sachs’ analysis of the Revised Recapitalization Proposal. The Special Committee and Goldman Sachs representatives discussed potential revisions to the Revised Recapitalization Proposal, including the prospect of proposing a one-time fixed $6 million payment instead of the currently proposed one-time contingent payment of up to $12 million and revising the mandatory conversion provision so that conversion would occur over time rather than all at once. The Special Committee also discussed the July 28th Proposal that Group A had shared with the Preferred Stockholders, noting that the revised terms did not appear to address the concerns of the Board and the Special Committee regarding Group A’s proposal.

Later on July 31, 2025, Mr. McLaughlin met with a representative of the Preferred Stockholders to discuss the Revised Recapitalization Proposal and the prospect of revising the currently proposed one-time contingent payment of up to $12 million to a one-time fixed payment of $6 million and revising the mandatory conversion provision so that the conversion would occur over time rather than all at once. Following the meeting, the Special Committee and its advisors worked to prepare a revised Preferred Stock Recapitalization proposal that incorporated these changes.

On August 5, 2025, the Special Committee shared with the Preferred Stockholders a revised proposal for the Preferred Stock Recapitalization, which contemplated (i) an exchange of $71 million of the outstanding Series B Preferred Stock into shares of Common Stock at an issuance price of $8.00 per share, resulting in an issuance of 8.9 million shares of Common Stock, (ii) a $14.50 per share effective conversion price for the remaining $184 million of Series B Preferred Stock (based on the outstanding liquidation preference as of June 29, 2025), resulting in an issuance of 12.7 million shares of new Series C Preferred Stock, (iii) an issuance of an additional 1 million shares of Common Stock to the Preferred Stockholders as consideration for the cancellation of annual and special dividend rights, (iv) a one-time fixed $6 million cash payment payable to the Preferred Stockholders in June 2028, (v) a mandatory conversion provision that could be exercised by the Company over the course of six quarters, subject to certain conditions, (vi) a reduction in the overall size of the Board from 10 to 7 directors, a reduction in the number of directors designated by the Preferred Stockholders from 6 to 4, and a reduction in the number of unaffiliated directors from 3 to 2, with the CEO to remain as the 7th director, and (vii) a new lockup provision for certain resales of Common Stock issued in the exchange or upon voluntary conversion of Series C Preferred Stock (the “August Recapitalization Proposal”).

On August 6, 2025, the Special Committee held a meeting attended by representatives of RLF. At the meeting, the Special Committee members discussed that they had been advised that representatives of the Preferred Stockholders and Group A remained engaged in discussions regarding Group A’s July 28th Proposal in a continued push to get Group A to provide certainty on the Key Transaction Terms and had a meeting scheduled for August 11, 2025. The Special Committee continued to believe that it would not be advisable to expend additional Company resources on a potential transaction with Group A if Group A could not provide certainty on the Key Transaction Terms. The Special Committee discussed the key terms of the August Recapitalization Proposal.

On August 11, 2025, Mr. McLaughlin corresponded with representatives of the Preferred Stockholders, who indicated that the terms of the August Recapitalization Proposal were generally acceptable to the Preferred Stockholders, subject to the negotiation of definitive documents.

Also on August 11, 2025, the Special Committee directed the Company’s management team and its advisors to proceed with drafting transaction documents for the Preferred Stock Recapitalization in accordance with the terms of the August Recapitalization Proposal.

From August 12, 2025 through August 27, 2025, the Company’s management team and representatives of RLF and V&E prepared draft transaction documents for the Preferred Stock Recapitalization in accordance with the terms of the August Recapitalization Proposal.

On August 14, 2025, the Board Chairman notified the Board that the Preferred Stockholders had determined that Group A was unlikely to provide certainty on the Key Transaction Terms, which made the revised proposal not viable, and had decided to cease transaction-related discussions with Group A.

On August 26, 2025, the Board held a meeting attended by Ms. Wright and Board observers appointed by Charter, Liberty and Pine. During the meeting, the Board received an update from the Special Committee regarding the status of the Preferred Stock Recapitalization.

On August 27, 2025, RLF shared initial drafts of the transaction documents for the Preferred Stock Recapitalization with the Special Committee.

On August 28, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs, RLF and V&E, and Ms. Wright. At the meeting, the Special Committee, Goldman Sachs and RLF representatives and Ms. Wright discussed the initial drafts of transaction documents that were prepared in connection with the Preferred Stock Recapitalization and reflected the terms of the August Recapitalization Proposal. The Special Committee and an RLF representative discussed the open issues in the draft transaction documents, including with respect to the Preferred Stockholders’ individual consent and director designation rights, the minimum ownership thresholds for exercising such rights, individual voting caps for the Preferred Stockholders, and the mandatory conversion provision, and the Special Committee provided feedback on the open issues. After due consideration and additional discussion, the Special Committee authorized the Company to share the draft transaction documents with the Preferred Stockholders.

On August 29, 2025, the Company shared revised drafts of the transaction documents with the Preferred Stockholders, which reflected the feedback provided by the Special Committee.

On September 3, 2025, Mr. McLaughlin met with a representative of the Preferred Stockholders and discussed the transaction documents and open issues. Over the ensuing three weeks, Ms. Wright, at the direction of the Special Committee, corresponded with counsel for the Preferred Stockholders regarding the draft transaction documents, the transaction timeline, required approvals and related matters, and kept the members of the Special Committee and its advisors apprised of the status of these discussions.

On September 5, 2025, the Special Committee authorized Company management to engage with an outside accounting firm to analyze the potential impact (if any) of the Preferred Stock Recapitalization on the Company’s tax net operating loss carryforwards (the “NOLs”).

On September 22, 2025, the Preferred Stockholders delivered to the Company revised versions of the draft transaction documents for the Preferred Stock Recapitalization.

On September 23, 2025, the Special Committee held a meeting attended by representatives of Goldman Sachs and RLF, Mr. Carpenter, Ms. Curry and Ms. Wright. During the meeting, the Special Committee and its advisors discussed the Special Committee’s process to date, the status of the draft transaction documents for the Preferred Stock Recapitalization, next steps with respect to approving the Preferred Stock Recapitalization, and process considerations related thereto. Goldman Sachs representatives presented Goldman Sachs’ analysis of the Preferred Stock Recapitalization and discussed the key economic terms of the current Preferred Stock Recapitalization proposal, including that the current proposal contemplated an exchange of approximately $80 million of outstanding Series B Preferred Stock for 9.9 million shares of Common Stock, resulting in an implied issuance price of $8.11 per share (assuming an estimated closing date of December 15, 2025), and an exchange of the remaining $183.7 million of Series B Preferred Stock for 12.7 million shares of new Series C Preferred Stock at a price of $14.50 per share. The Goldman Sachs representative noted that the new Series C Preferred Stock would not be entitled to any annual or special dividends and would convert to Common Stock at an initial rate of 1:1. An RLF representative advised the Special Committee regarding the Special Committee members’ fiduciary duties in connection with considering the Preferred Stock Recapitalization. The Special Committee and the RLF representative discussed the Special Committee members’ relationship questionnaires, which had been provided by each of the Special Committee members earlier in the process, and each Special Committee member confirmed that there were no updates to the questionnaires. Ms. Curry provided an overview of the analysis that had been performed by an outside accounting firm of the potential impact of the Preferred Stock Recapitalization on the Company’s NOLs. After due consideration and discussion of the open issues included in the draft transaction documents for the Preferred Stock Recapitalization, the Special Committee authorized the revised transaction documents to be shared with the Preferred Stockholders.

On September 24, 2025, the Company shared revised drafts of the transaction documents for the Preferred Stock Recapitalization with the Preferred Stockholders, which reflected the feedback shared by the Special Committee.

On September 25, 2025, the Special Committee held a meeting attended by representatives of RLF and Goldman Sachs, Mr. Carpenter, Ms. Curry and Ms. Wright. The Special Committee, an RLF representative and Ms. Wright discussed the final documents for the Preferred Stock Recapitalization. Ms. Curry provided further details of the analysis that had been performed by an outside accounting firm regarding the Company’s NOLs. After further discussion, the Special Committee unanimously approved and adopted resolutions (i) determining that (a) the Exchange Documents, (b) the COI Amendment, (c) the Certificate of Elimination and (d) the Exchange are advisable, fair to, and in the best interests of, the Company and the Public Stockholders, (ii) recommending that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders (a) the Exchange Documents, the COI Amendment and the Certificate of Elimination and (b) the Exchange, (iii) recommending that the Board (a) submit to the stockholders of the Company for their approval, and recommend the approval of, (1) the Exchange Documents, the COI Amendment and the Exchange and (2) the Share Issuance in accordance with Nasdaq rules and (b) submit the Exchange Documents and the Exchange for approval by a majority of the votes cast by the Disinterested Stockholders and, in each case, recommend that the Public Stockholders vote in favor of each such proposal, (iv) determining that the Share Issuance is advisable, fair to, and in the best interests of, the Company and the Public Stockholders and recommending that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue in the Exchange, pursuant to exemptions from the registration requirements of the Securities Act, Series C Preferred Stock and Exchange Common Stock according to the terms and conditions set forth in the Exchange Agreements and (v) approving and declaring advisable the Share Issuance and recommending that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue, pursuant to exemptions from the registration requirements of the Securities Act, Common Stock upon conversion or redemption of Series C Preferred Stock in accordance with the terms and conditions set forth in the Certificate of Designations.

Later on September 25, 2025, following the conclusion of the Special Committee meeting, the Board held a regular quarterly meeting. During the meeting, the Board discussed the Special Committee’s recommendations and the terms of the Preferred Stock Recapitalization. After further discussion, the Board unanimously approved and adopted resolutions consistent with the Special Committee’s recommendations, including resolutions authorizing the Company to enter into the Exchange Agreements, the COI Amendment and the Certificate of Elimination and consummate the transactions contemplated by the Exchange, subject (as applicable) to the Stockholder Approvals and the other terms and conditions set forth in the Exchange Agreements. Ms. Curry, Ms. Wright, Ms. Dunn and Board observers appointed by Charter, Liberty, Pine and Blue Torch Finance LLC (the Company’s senior lender) were present during this discussion.

On September 26, 2025, the Company and the Preferred Stockholders entered into the Exchange Agreements and the Support Agreements.

On September 29, 2025, the Company publicly announced its entry into the Exchange Agreements and the Support Agreements with the Preferred Stockholders.

Reasons for the Transactions

Special Committee

As described under “Description of the Transactions – Background of the Transactions” above, on September 25, 2025, the Special Committee, after due consideration of all the factors the Special Committee deemed to be relevant, unanimously (i) determined that (a) the Exchange Documents,

(b) the COI Amendment, (c) the Certificate of Elimination and (d) the Exchange were advisable, fair to, and in the best interests of, the Company and the Public Stockholders, (ii) recommended that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders (a) the Exchange Documents, the COI Amendment and the Certificate of Elimination and (b) the Exchange, (iii) recommended that the Board (a) submit to the stockholders of the Company for their approval, and recommend the approval of, (1) the Exchange Documents, the COI Amendment and the Exchange and (2) the Share Issuance in accordance with Nasdaq rules and (b) submit the Exchange Documents and the Exchange for approval by a majority of the votes cast by Disinterested Stockholders and, in each case, recommend that the Public Stockholders vote in favor of each such proposal, (iv) determined that the Share Issuance is advisable, fair to, and in the best interests of, the Company and the Public Stockholders and recommended that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue in the Exchange, pursuant to exemptions from the registration requirements of the Securities Act, Series C Preferred Stock and Exchange Common Stock according to the terms and conditions set forth in the Exchange Agreements and (v) approved and declared advisable the Share Issuance and recommended that the Board authorize and approve the Company, subject to the Stockholder Approvals, to issue, pursuant to exemptions from the registration requirements of the Securities Act, Common Stock upon conversion or redemption of Series C Preferred Stock in accordance with the terms and conditions set forth in the Certificate of Designations.

Throughout the Special Committee’s process and in connection with making its determinations, approvals and recommendations with respect to the Exchange Documents, the Exchange and related matters, the Special Committee consulted with its advisors, including Goldman Sachs and RLF, and considered the following non-exhaustive list of factors, which are not presented in any relative order of importance. The Special Committee viewed the following factors as being generally supportive of its determination, approvals and recommendations:

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Improving the Company’s Capital Structure and Perceived Overhang on the Common Stock: The Special Committee believes that the Company’s current capitalization structure (including its obligation to pay annual and special dividends) causes the Common Stock to trade at low volumes and depressed prices that do not reflect the true value of the Company. If the Preferred Stock Recapitalization is consummated and the Company’s dividend obligations are eliminated, the Special Committee believes that this “overhang” on the Common Stock will be reduced, which should create a more normalized capital structure for the Company and attract new investors into an equity security that can trade on a more stable basis.

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Alignment of Economic Interests: Currently, the Preferred Stockholders hold substantially all of their equity stake in the Company in the form of Series B Preferred Stock, which has economic rights and interests that differ from the Common Stock. If the Preferred Stock Recapitalization is consummated, the Preferred Stockholders would exchange their existing shares of Series B Preferred Stock for shares of Common Stock and a new Series C Preferred Stock that has closer alignment of economic interests with the Common Stock than the Series B Preferred Stock, including the elimination of annual and special dividend rights. In addition, while the Preferred Stockholders would continue to own a substantial portion of the pro forma Company on a fully converted basis, they are expected to hold approximately 44% of their overall equity stake in the Company in the form of Common Stock upon closing of the Exchange. The Special Committee believes this will result in a more unified capital structure in which the economic interests of the Common Stockholders and the Preferred Stockholders are more closely aligned than under the current capital structure.

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Addressing Investor Feedback: As discussed under “Description of the Transactions – Background of the Transactions” above, the Board and management have received considerable investor feedback regarding the Company’s capital structure, with a specific emphasis on the significant costs of servicing the annual dividends on Series B Preferred Stock, the overhang created by the current rights of the Series B Preferred Stock, and the level of dilution of Common Stockholders required for routine business operations due to the depressed price of Common Stock. The Special Committee believes that the Preferred Stock Recapitalization is responsive to this investor feedback and could improve how current and potential equity investors view the Common Stock, which could improve the trading dynamics for the Common Stock.

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Elimination of Preferred Stockholders’ Annual and Special Dividend Rights: If the Preferred Stock Recapitalization is consummated, the Preferred Stockholders’ shares of Series B Preferred Stock will be exchanged for shares of Common Stock and Series C Preferred Stock that are not entitled to receive annual or special dividends. As a result, the Company’s ~$18 million annual dividend obligation will be eliminated, freeing up resources to invest in the business and growth initiatives that can be more value accretive. In addition, the Company has in the past issued additional shares of Series B Preferred Stock to the Preferred Stockholders in lieu of paying annual dividends in cash, which has resulted in incremental dilution to Common Stockholders on a fully converted basis. By eliminating annual dividend obligations, the Company will also eliminate the risk of additional dilution to Common Stockholders in this manner. Moreover, the Preferred Stock Recapitalization will eliminate the Preferred Stockholders’ current right to a special dividend of at least $47 million. This right has created a perceived overhang on the Common Stock and, according to Common Stockholders, has made it difficult for investors to properly value the Common Stock. It has also created complications for the Company in evaluating potential strategic alternatives. If the Preferred Stock Recapitalization is consummated, the special dividend right will be eliminated, which the Special Committee believes will minimize or eliminate these issues as well.

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Reduction in Board Size and Alterations to Director Designation Rights: From time to time, the Company has received feedback from Common Stockholders regarding the size and costs of the current Board structure. If the Preferred Stock Recapitalization is consummated, the size of the Board will be reduced from 10 to 7 directors, which is expected to result in annualized cash compensation savings of more than 20%, incremental to recent reductions in equity compensation for directors. In addition, the non-management directors eligible for equity compensation will be reduced from 9 to 6. Moreover, under the terms of the Stockholders Agreement, each of the Preferred Stockholders will reduce its individually designated directors from 2 to 1, and the threshold stock ownership level each needs to maintain in order to retain director designation rights will increase from 5% to 7.5% of outstanding Common Stock on an as-converted basis. The Stockholders Agreement further provides that, following the closing of the Exchange, the Company may not increase the size of the Board without the prior approval of a majority of directors who are neither affiliated with, nor designated by, the Preferred Stockholders.

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Creating Additional Flexibility to Consider Transformative Transactions: As a result of the Exchange and related improvements to the Company’s capital structure, the Special Committee believes that the Company will have greater flexibility to explore potential acquisitions and other strategic transactions that could benefit the Company and the Common Stockholders, particularly if the trading dynamics of the Common Stock improve.

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Unaffiliated Special Committee and Negotiating Authority: The Special Committee consisted solely of “disinterested directors” (as defined in Section 144(e)(4) of the DGCL) of the Board. The Board empowered the Special Committee to, among other things, (i) consider, explore, review, analyze and evaluate one or more Potential Transactions, (ii) review, evaluate, solicit, structure and, if deemed sufficiently attractive, negotiate the terms and provisions, and determine the advisability of, one or more Potential Transactions, (iii) reject any Potential Transaction, and (iv) make a recommendation to the Board to approve or disapprove a Potential Transaction. The Board resolutions establishing the Special Committee provided that the Board would not approve or recommend to stockholders any Potential Transaction without a prior favorable recommendation by the Special Committee. This process was designed to protect against actual or potential conflicts of interest among Board members who were designated by (or otherwise affiliated with) the Preferred Stockholders and to allow a committee of disinterested directors to negotiate (or oversee the negotiation of) any Potential Transaction involving the Preferred Stockholders in the event that the Preferred Stockholders are considered controlling stockholders individually (or a control group collectively) with respect to such Potential Transactions under Section 144 of the DGCL.

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Special Committee Process: The Special Committee, consisting solely of disinterested directors, negotiated the terms of the Preferred Stock Recapitalization. The Special Committee and its advisors conducted an in-depth analytical review of the proposed Exchange and held more than 20 meetings over the course of nearly five months to evaluate Potential Transactions. The Special Committee considered various factors related to and aspects of the Preferred Stock Recapitalization, as well as several different alternatives that included full and partial exchange scenarios. The Special Committee engaged in multiple rounds of negotiations with the Preferred Stockholders to reach an agreement on the terms of the Preferred Stock Recapitalization that it believed were advisable and in the best interests of the Company and the Public Stockholders. The Special Committee conducted a process that it believed would result in the best terms possible for the Public Stockholders and the Company, while also providing appropriate incentives for the Preferred Stockholders to participate in the Exchange and related transactions.

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Engagement of Independent Advisors: The Special Committee selected RLF to serve as its legal counsel and Goldman Sachs to serve as its financial advisor. The Special Committee received and relied upon the advice of RLF and Goldman Sachs throughout its review, evaluation and negotiation of the Preferred Stock Recapitalization.

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Disinterested Stockholder Approval Requirement: The consummation of the Preferred Stock Recapitalization is contingent on approval by a majority of the votes cast by the Disinterested Stockholders of the Company. Therefore, the Preferred Stock Recapitalization will not be consummated unless the Disinterested Stockholders vote to approve it – ensuring that, if consummated, the Preferred Stock Recapitalization will have been supported by the Public Stockholders and not just the Preferred Stockholders. The Special Committee believed that it was important for the Disinterested Stockholders to have the ability to approve or disapprove of the Preferred Stock Recapitalization and that conditioning the Preferred Stock Recapitalization on obtaining the Disinterested Stockholder Approval would help ensure that the terms of the Preferred Stock Recapitalization are fair to and in the best interests of all of the Company’s stockholders.

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Preferred Stockholder Support of the Preferred Stock Recapitalization: The Preferred Stockholders have entered into the Support Agreements, pursuant to which they have agreed to vote all of their shares of Common Stock and Series B Preferred Stock in favor of the Preferred Stock Recapitalization. As a result, the Public Stockholders will be entitled to determine whether the Preferred Stock Recapitalization is approved without risk of a Preferred Stockholder withdrawing its support prior to closing.

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Retaining and Attracting Senior Talent: The Special Committee believes that normalizing the Company’s capital structure, aligning economic interests, and eliminating annual dividend costs to increase the Company’s financial flexibility could all be highly beneficial to addressing concerns that could diminish retention of current management or limit interest from qualified new candidates, including by allowing the Company to offer more competitive executive compensation packages with less potential dilution to Common Stockholders.

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Favorable Terms for the Exchange: The Special Committee conducted a process that it believed would result in the best terms possible for the Public Stockholders and the Company, while also providing appropriate incentives for the Preferred Stockholders to participate in the Exchange and related transactions. The Special Committee, after consultation with its advisers, determined that the terms of the Exchange and related transactions were advisable, fair to, and in the best interests of, the Company and the Public Stockholders, and recommended that the Board approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Exchange and related transactions. During the course of its process, the Special Committee also considered other alternatives to the Exchange, including the Potential Transactions described under “Description of the Transactions – Background of the Transactions” above, and ultimately determined that the Exchange was the best alternative reasonably available to the Company and its Public Stockholders.

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Minimal Impact to the Company’s Core Operating Results and Current Cash Position: The Special Committee considered that the Preferred Stock Recapitalization, if consummated, would have minimal impact to the Company’s core operating results and current cash position (other than transaction costs) because, with the exception of the one-time $6 million payment due in June 2028, the consideration for the Preferred Stock Recapitalization would be paid entirely in stock. As a result, the Preferred Stock Recapitalization, if consummated, is not expected to materially impact the Company’s core operating results or current cash position. Over time, the Preferred Stock Recapitalization is expected to improve the Company’s financial condition and cash position due to the elimination of annual and special dividend obligations.

In reaching its determinations and recommendations with respect to the Preferred Stock Recapitalization, the Special Committee also considered the following potential adverse consequences, risks and negative factors:

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Dilution to Common Stockholders: The Special Committee considered that, as partial consideration for the Preferred Stock Recapitalization, the Preferred Stockholders will receive 9.9 million shares of Common Stock, as well as 12.7 million shares of Series C Preferred Stock that are convertible to Common Stock at an initial rate of 1:1. On an as-converted basis, assuming full conversion of the Series C Preferred Stock without regard to limitations on conversion, the aggregate number of shares of Common Stock expected to be issued in the Preferred Stock Recapitalization represents approximately 82% of the total Common Stock on a post-closing basis.

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Ownership Stake of Preferred Stockholders: As described above, immediately following the Exchange, the Preferred Stockholders are expected to own approximately 82% of the outstanding capital stock of the Company on an as-converted basis, and if the publicly announced business combination between Charter and Liberty is consummated, Charter is expected to own, directly or indirectly, approximately 55% of the outstanding capital stock of the Company on an as-converted basis. However, the Special Committee considered the mitigating impact that individual and aggregate voting caps (neutral voting requirements), individual conversion caps, standstill provisions, and restrictions on changes to Board size and composition in the Exchange Documents will have on the Preferred Stockholders’ ability to control the Company or impact the makeup of the Board and the Company’s management.

•	Contractual Consent Rights of Preferred Stockholders: Under the terms of the Stockholders Agreement, the Preferred Stockholders will each retain individual consent rights over a number of corporate actions (including, among other things, amendments to the certificate of incorporation or bylaws of the Company, change of control transactions, changes to the size of the Board, incurrence of debt, certain management changes, and declaring dividends) as long as each maintains ownership of 10% or more of the outstanding Common Stock on an as-converted basis. This ownership threshold could result in the Preferred Stockholders being able to impact the business and operations of the Company even if they no longer maintain their full post-closing ownership stake in the Company.

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Company Expenses: The Company has incurred substantial costs and expenses in connection with the Prior Strategic Process, the Special Committee’s consideration of Potential Transactions, and the negotiation and completion of the Preferred Stock Recapitalization. These costs and expenses include, among other things, professional fees incurred by the Company, the Prior Special Committee and the Special Committee, as well as the costs and expenses of preparing and mailing this proxy statement and related matters.

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Diversion of Company Management: The Special Committee considered the possible diversion of Company management’s time and attention from the Company’s ongoing business due to the time and effort necessary to complete the Preferred Stock Recapitalization, including efforts to prepare and mail proxy materials, solicit the Stockholder Approvals and respond to stockholder and employee feedback relating to the Preferred Stock Recapitalization. The Special Committee also considered the time and attention necessary from Company management to assist the Special Committee with considering alternatives to the Preferred Stock Recapitalization, including the potential transaction with Group A.

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Failure to Consummate Preferred Stock Recapitalization Could Adversely Affect the Common Stock Price: If the Preferred Stock Recapitalization is not approved by stockholders and consummated, the trading price of the Common Stock may decline.

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One-Time Payment: Under the Exchange Agreements, the Company is obligated to make a one-time fixed payment of $2 million to each Preferred Stockholder in June 2028, regardless of whether the Preferred Stockholder continues to own shares of capital stock of the Company at the time. Based on the facts currently known to the Company, it is not anticipated that the one-time payment will have a material impact on the Company’s business or financial condition; however, the actual impact on the Company in June 2028 is unknown. The Special Committee determined that the one-time payment provided more certainty to the Company regarding its future payment obligations under the Exchange Agreements as compared to the contingent payment of up to $4 million to each Preferred Stockholder that was originally contemplated in the Revised Recapitalization Proposal.

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Interests of Certain Persons in the Preferred Stock Recapitalization: The Special Committee considered the interests that the Preferred Stockholders and certain members of the Board may have in the Preferred Stock Recapitalization, which may be different from, or in addition to, those of the Public Stockholders, and are further described in this proxy statement under the section captioned “Interests of Certain Persons in the Transactions” below.

Board of Directors

Following receipt of the above-described unanimous recommendations of the Special Committee, the Board also reviewed certain pertinent factors in its unanimous decision to adopt resolutions consistent with the Special Committee’s recommendations, including resolutions authorizing the Company to enter into the Exchange Agreements, the COI Amendment and the Certificate of Elimination and consummate the transactions contemplated by the Exchange, subject (as applicable) to the Stockholder Approvals and the other terms and conditions set forth in the Exchange Agreements.

In reaching its determinations with respect to the Exchange and related matters, the Board consulted with the Special Committee, the Company’s management, and the Company’s advisors, including V&E, and considered various information and factors described below. Among the information and factors considered by the Board were the following:

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Negotiation by Special Committee: The Board considered that the Exchange and related matters were negotiated on behalf of the Company by the Special Committee, consisting solely of disinterested directors, with the assistance of its financial and legal advisors and the support of the Company’s management.

•	Recommendations of the Special Committee: The Board considered the unanimous recommendations of the Special Committee that the Board approve the Exchange and related matters.

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Factors Considered by the Special Committee: The Board considered the same factors considered by the Special Committee in reaching its recommendations, including the positive factors and potential benefits of the Preferred Stock Recapitalization and the potential adverse consequences, risks and negative factors of the Preferred Stock Recapitalization, as described above.

In reaching its determinations with respect to the Exchange and related matters, the Board concluded that the positive factors described above outweighed the potential adverse consequences, risks and negative factors.

This summary of the information and factors considered by the Special Committee and the Board is not intended to be exhaustive but rather includes the material factors that were considered by each body. In view of the wide variety of factors considered and the complexity of these matters, neither the Special Committee nor the Board found it useful to, and neither attempted to, quantify, rank or otherwise assign relative weight to these factors. In addition, the individual members of the Special Committee and the Board may have assigned different weight to different factors. The Special Committee and the Board each considered this information as a whole, and as a whole each found the information and factors to be favorable to, and in support of, its determinations and recommendations.

DESCRIPTION OF THE EXCHANGE DOCUMENTS

While we believe that the summary below of the agreements entered into (or to be entered into) in connection with the Exchange describes the material terms of such agreements, it may not contain all of the information that is important to you, and is qualified in its entirety by the relevant instruments and agreements themselves, which were included as exhibits to our Current Report on Form 8-K filed with the SEC on September 29, 2025 and are attached to this proxy statement. We encourage you to read the relevant instruments and agreements themselves in their entirety.

The following summary of the Exchange Documents is intended to provide information regarding the terms of such instruments and agreements and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Exchange Documents and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. Certain Exchange Documents contain representations and warranties by the Company and other parties that were made only for purposes of those agreements and as of specified dates. The representations, warranties and covenants in the Exchange Documents were made solely for the benefit of the parties to such agreements; may be subject to limitations agreed upon by the contracting parties; were made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts; and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Exchange Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Exchange Agreements

On September 26, 2025, the Company entered into separate Exchange Agreements with each of Charter, Liberty and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, each Preferred Stockholder will exchange the 31,928,301 shares of Series B Preferred Stock currently owned by such Preferred Stockholder for (i) 4,223,621 shares of Series C Preferred Stock, which will be convertible into shares of Common Stock in accordance with the terms of the Certificate of Designations, and (ii) 3,286,825 shares of Exchange Common Stock.

The Exchange Agreements are attached to this proxy statement as Annex B (Charter), Annex C (Liberty) and Annex D (Pine).

Representations and Warranties

Under the Exchange Agreements, the Company made customary representations and warranties relating to organization and authority, consents, conflicts, enforceability, validity and title of the Series C Preferred Stock and Common Stock upon issuance, and solvency.

Under each Exchange Agreement, the applicable Preferred Stockholder made customary representations and warranties relating to authority, enforceability, conflicts, ownership and title of the Series B Preferred Stock, commissions, accredited investor status, investment intent, restricted securities, and reliance of the Company on the Preferred Stockholder’s representations.

Covenants and Agreements

Upon the terms and subject to the conditions set forth in the Exchange Agreements, each party has agreed to covenants, including, among others, covenants relating to (a) the use of reasonable best efforts to obtain approval for listing on Nasdaq, subject to notice of issuance, of the Exchange

Common Stock and the shares of Common Stock underlying the Series C Preferred Stock; (b) the preparation of a proxy statement and holding of the Special Meeting; and (c) use of reasonable best efforts to register the resale of the Exchange Common Stock, Series C Preferred Stock and shares of Common Stock underlying the Series C Preferred Stock within six months of the date of the Exchange Agreements. Additionally, the Company and each Preferred Stockholder have agreed to take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by each Preferred Stockholder, (ii) one individual nominated by the Preferred Stockholders and appointed by the Board, which individual will be the Board Chair, (iii) the Chief Executive Officer of the Company, and (iv) two individuals designated by the Special Committee and not affiliated with any Preferred Stockholder. Each party has also agreed, on behalf of itself and certain related parties, to a release of claims relating to the ownership and transfer of the existing shares of Series B Preferred Stock, subject to certain exceptions.

Provided that the Closing occurs, the Company has also agreed to make a one-time cash payment to each of the Preferred Stockholders in the amount of $2,000,000 on June 30, 2028, whether or not the Preferred Stockholder continues to own any securities of the Company on such date.

Conditions to Completion of the Exchange

The respective obligations of the Preferred Stockholders and the Company to consummate the Exchange are subject to the satisfaction or waiver prior to the Closing of each of the following conditions:

•	The Company’s receipt of the Stockholder Approvals, including the Disinterested Stockholder Approval.

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No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other governmental authority will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a governmental authority, that in each case prohibits, makes illegal or enjoins the consummation of the Exchange.

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Each of the other Exchange Agreements will have been executed by the other Preferred Stockholders and will remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the other Exchange Agreements will have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver of such conditions) and each exchange contemplated by the Exchange Agreements will be consummated at substantially the same time.

The obligations of each Preferred Stockholder to consummate the Exchange are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the applicable Preferred Stockholder:

•

The representations and warranties of the Company set forth in the applicable Exchange Agreement will be true and correct as of September 26, 2025 and as of the Closing date as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by the Exchange Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to the Exchange Agreement.

•

The Company will have performed and complied in all material respects with the covenants, obligations and conditions of the applicable Exchange Agreement required to be performed and complied with by it at or prior to the Closing.

•

The Preferred Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer, certifying that the Closing conditions relating to the Company’s representations and warranties and the Company’s performance obligations have been satisfied.

•	The Preferred Stockholder will have received a copy of the Certificate of Designations that has been filed with and accepted by the Secretary of State of the State of Delaware.

•	The Preferred Stockholder will have received a copy of the COI Amendment that has been filed with and accepted by the Secretary of State of the State of Delaware.

•	The Preferred Stockholder will have received evidence of the issuance of the Exchange Common Stock and Series C Preferred Stock credited to book-entry accounts maintained by the Company.

•

The shares of Common Stock issuable upon conversion of the Series C Preferred Stock in accordance with the Certificate of Designations will have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

•	The Exchange Common Stock will have been approved for listing on Nasdaq, subject to official notice of issuance.

•	The Preferred Stockholder will have received a copy of the Stockholders Agreement, duly executed by the Company.

The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

•

The representations and warranties of the applicable Preferred Stockholder set forth in each Exchange Agreement will be true and correct on and as of September 26, 2025 and as of the Closing date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by the Exchange Agreement or the ability of the Preferred Stockholder to fully perform its covenants and obligations pursuant to the Exchange Agreement.

•

The Preferred Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of the applicable Exchange Agreement and Support Agreement required to be performed and complied with by the Preferred Stockholder at or prior to the Closing.

•

The Company will have received a certificate of each Preferred Stockholder, validly executed for and on behalf of such Preferred Stockholder and in its name by a duly authorized officer, certifying that the Closing conditions relating to the Preferred Stockholder’s representations and warranties and the Preferred Stockholder’s performance obligations have been satisfied.

•	Each Preferred Stockholder will have delivered to the Company its existing shares of Series B Preferred Stock.

•	Each Preferred Stockholder will have delivered to the Company a copy of the Stockholders Agreement, duly executed by such Preferred Stockholder.

•	Each Preferred Stockholder will have delivered to the Company a Support Agreement, duly executed by such Preferred Stockholder.

•	The Financing Amendment will have become effective and not have been terminated.

Material Adverse Effect

Under the Exchange Agreements, certain representations and warranties of the Company and the Preferred Stockholders are qualified in whole or in part by a material adverse effect standard. Pursuant to the Exchange Agreements, a “Company Material Adverse Effect” means a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

Termination of the Exchange Agreements

Each Exchange Agreement may be terminated prior to the Closing as follows:

•	at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the applicable Preferred Stockholder and the Company;

•

by the applicable Preferred Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that this right to terminate the Exchange Agreement will not be available to any party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

•

by the applicable Preferred Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that this right to terminate the Exchange Agreement will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Exchange Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

•

by the applicable Preferred Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the stockholder meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that this right to terminate the Exchange Agreement will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Exchange Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at such meeting (or any adjournment or postponement thereof);

•

by the applicable Preferred Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the applicable Exchange Agreement, which breach or failure to perform would result in a failure of a condition set forth therein, except that if such breach is capable of being cured by the Termination Date, such Preferred Stockholder will not be entitled to terminate the

Exchange Agreement prior to the delivery by such Preferred Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating such Preferred Stockholder’s intention to terminate the Exchange Agreement and the basis for such termination, it being understood that such Preferred Stockholder will not be entitled to terminate the Exchange Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) such Preferred Stockholder is then in breach of any representation, warranty, agreement or covenant contained in the applicable Exchange Agreement which breach would result in a failure of a condition set forth therein;

•

by the Company, if the applicable Preferred Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the applicable Exchange Agreement, which breach or failure to perform would result in a failure of a condition set forth therein, except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate the Exchange Agreement prior to the delivery by the Company to such Preferred Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate the Exchange Agreement and the basis for such termination, it being understood that the Company will not be entitled to terminate the Exchange Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in the applicable Exchange Agreement which breach would result in a failure of a condition set forth therein; and

•	by the applicable Preferred Stockholder or the Company, if any other Exchange Agreement is terminated in accordance with its respective terms.

Effect of Termination

Any proper and valid termination of an Exchange Agreement will be effective immediately upon the delivery of written notice by the terminating party to the other party. In the event of the termination of an Exchange Agreement pursuant to its terms, the Exchange Agreement will be of no further force or effect without liability of either party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such party) to the other party, except that certain provisions of the Exchange Agreement will survive the termination thereof, and termination of an Exchange Agreement will not relieve either party thereto from liability for fraud or willful and material breach of such Exchange Agreement prior to its termination.

Fees and Expenses

All fees and expenses incurred in connection with the Exchange Agreements and the Exchange will be paid by the party incurring such fees and expenses whether or not the Exchange is consummated.

Specific Performance

The Preferred Stockholders and the Company will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Exchange Agreements in accordance with their specified terms and to enforce specifically the terms and provisions of the Exchange Agreements.

Amendments

Each Exchange Agreement may be amended by the applicable Preferred Stockholder and the Company at any time, except that in the event that the Company has received the Stockholder Approvals, no amendment may be made to an Exchange Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable law without such approval. An Exchange Agreement may not be amended or modified except by execution of an instrument in writing signed on behalf of the applicable Preferred Stockholder and the Company.

Support Agreements

On September 26, 2025, in connection with the execution of the Exchange Agreements, the Company entered into separate Stockholder Support Agreements (individually, a “Support Agreement” and collectively, the “Support Agreements”), pursuant to which, among other things, the Preferred Stockholders agreed to, at the Special Meeting, vote in favor of the approval of (a) the Share Issuance, (b) the COI Amendment and (c) any other proposal put forth by the Company in connection with the Exchange, except that the Preferred Stockholders have agreed to “abstain” on any proposal seeking approval of the Disinterested Stockholders of the Company. Moreover, the Preferred Stockholders’ voting obligations are subject to the terms and conditions contained in the Amended and Restated Stockholders Agreement, dated as of July 24, 2024, between the Company and the Preferred Stockholders (the “Existing SHA”) and the Existing COD. The Preferred Stockholders also agreed to provide their consent in connection with the COI Amendment, the issuance of Series C Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreements pursuant to Section 4.1 of the Existing SHA, which requires a contractual consent for certain enumerated actions.

Under the Support Agreements, the Preferred Stockholders have agreed not to, directly or indirectly, Transfer (as defined in the Support Agreements) any shares of Common Stock or Series B Preferred Stock that such Preferred Stockholders are entitled to vote on the matters submitted to the Company’s stockholders at the Special Meeting.

Each Support Agreement terminates upon the termination of the applicable Exchange Agreement.

The Support Agreements are attached to this proxy statement as Annex E (Charter), Annex F (Liberty) and Annex G (Pine).

Certificate of Designations

At the Closing, the Company will file with the Secretary of State of the State of Delaware the Certificate of Designations designating the Series C Preferred Stock and establishing the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of shares of Series C Preferred Stock. The Certificate of Designations will become effective upon filing.

See the section entitled “Description of the Series C Preferred Stock” below for a description of the Series C Preferred Stock.

The form of Certificate of Designations is attached to this proxy statement as Exhibit B to the Exchange Agreements with Charter, Liberty and Pine.

Stockholders Agreement

At the Closing, the Company and the Preferred Stockholders will enter into a Second Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, among other things, immediately following the Closing, the Company is obligated to take all necessary action to ensure that the Board and certain committees thereof consist of the individuals set forth therein, including the applicable designees of each Preferred Stockholder. Upon Closing, the Board will consist of seven total directors: one designee of each Preferred Stockholder, one Additional Director (as defined below), and three directors who are not (a) a designee of any Preferred Stockholder or (b) for so long as the Preferred Stockholders have the ability to designate at least one director pursuant to the Stockholders Agreement, an individual who is an affiliate of such Preferred Stockholders (the “Unaffiliated Directors”), including the Chief Executive Officer of the Company. At the Closing, the Board is currently expected to consist of the following individuals: Jon Carpenter, David Kline, Bill Livek, Matt McLaughlin, Jeff Murphy, Brian Wendling, and an individual to be designated by Pine prior to Closing.

Following Closing, the Stockholders Agreement provides that the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (a) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii)an increase in the size of the Board and (b) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of Closing.

Under the Stockholders Agreement, the Company is obligated to take all necessary action (to the extent not prohibited by law) to cause the Board to nominate for election that number of individuals designated by a Preferred Stockholder that, if elected, would result in one designee of such Preferred Stockholder serving on the Board until such time as such Preferred Stockholder beneficially owns Voting Stock (as defined in the Stockholders Agreement) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), after which time such Preferred Stockholder will no longer have any rights to designate an individual to serve on the Board thereunder.

Under the Stockholders Agreement, the Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to (i) cause the Board to nominate for election that number of individuals nominated by the Preferred Stockholders (or to the extent that any Preferred Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only the Preferred Stockholders that continue to hold Voting Stock representing at least 7.5% of the outstanding shares of Common Stock) that, if elected, would result in one additional director (the “Additional Director”) serving on the Board and (ii) unless otherwise agreed, cause the Board to designate the Additional Director as the Board Chair, in each case until such time as the Preferred Stockholders beneficially own Voting Stock representing (in the aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis).

Pursuant to the Stockholders Agreement, if one of the Preferred Stockholders (the “Buying Stockholder”) acquires from one of the other Preferred Stockholders (the “Selling Stockholder”) 100% of the shares of (a) Series C Preferred Stock (or Common Stock issued or issuable in respect of such Series C Preferred Stock) and (b) Exchange Common Stock, in each case, held by such Selling Stockholder as of the Closing date after giving effect to the Exchange, the Selling Stockholder will be obligated to take all necessary action to cause its designated director to resign, and the Company will be obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one additional person designated by the Buying Stockholder to fill such newly created vacancy until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis). In no event, however, will a single Preferred Stockholder be entitled to designate or nominate a number of directors that would constitute a majority of the Board.

Subject to certain conditions, for so long as a Preferred Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) at least one of such Preferred Stockholder’s designees to serve on the compensation committee of the Board and (ii) at least one of such Preferred Stockholder’s designees to serve on the nominating and governance committee of the Board.

Under the Stockholders Agreement, each Preferred Stockholder is obligated to vote any shares of Common Stock or Series C Preferred Stock held by such Preferred Stockholder (or with respect to which such Preferred Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which the Preferred Stockholder is entitled to vote. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any Common Stock beneficially owned, directly or indirectly, by the Preferred Stockholders and their permitted transferees) voted on the relevant matters.

Pursuant to the Stockholders Agreement and subject to customary exceptions, each Preferred Stockholder agrees not to Transfer (as defined in the Stockholders Agreement) (a) any shares of Exchange Common Stock for a period of six months following the Closing date or (b) any shares of Common Stock issued upon voluntary conversion of Series C Preferred Stock for a period of six months following the applicable conversion date, in each case, unless the per-share price paid in connection with such Transfer equals or exceeds $12.50. Each Preferred Stockholder also agrees that any permitted Transfers will not be to an activist investor or certain other industry persons or restricted persons as specified in the Stockholders Agreement.

Under the Stockholders Agreement, until such time as a Preferred Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), such Preferred Stockholder will be subject to customary standstill restrictions, in accordance with which the Preferred Stockholder and its affiliates will not, among other things and subject to exceptions set forth in the Stockholders Agreement: (a) acquire any equity securities of the Company such that after such acquisition the Preferred Stockholder and its affiliates (or any direct or indirect parent of such Preferred Stockholder) would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis), (b) publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company, or (c) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director of the Board.

Under the Stockholders Agreement, in the event that a Preferred Stockholder contemplates Transferring any shares of Series C Preferred Stock or Common Stock to another person, the other Preferred Stockholders will each have a right of first refusal to purchase any or all of their respective pro rata portions of such shares of Series C Preferred Stock or Common Stock, subject to exceptions set forth in the Stockholders Agreement. Additionally, consistent with the Existing SHA, if the Company contemplates the sale or other disposition of any patents, Charter will have a right of first offer and a right of first refusal to acquire such patents, on the terms and subject to exceptions as more particularly set forth in the Stockholders Agreement.

Under the Stockholders Agreement, consistent with the Existing SHA, the prior written consent of each Preferred Stockholder is required for the Company to effect or validate certain enumerated actions for so long as such Preferred Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis). These actions include (a) any amendment to the Company’s Certificate of Incorporation or bylaws, (b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, (c) the consummation of any liquidation, dissolution or winding up of the affairs of the Company, (d) the consummation by the Company of any transaction that would constitute a change of control, (e) any redemption, purchase, acquisition or other liquidating payment relating to any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants), (f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the Stockholders Agreement), (g) changing the nature of the Company’s business in any material respect, (h) changing the entity classification of the Company for U.S. federal income tax purposes, (i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any indebtedness that would cause the Company’s Leverage Ratio (as defined in the Stockholders Agreement) to exceed 3.00:1.00, determined on a pro forma basis after giving effect to the incurrence of such indebtedness, (j) hiring, terminating or replacing the Chief Executive Officer of the Company, (k) declaring any cash dividend on, or making any cash distributions relating to, certain capital stock of the Company, (l) adopting a shareholder rights plan that does not exempt such Preferred Stockholder and its affiliates and permitted transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan, (m) entering into, or amending, any related party transaction (subject to certain exceptions set forth in the Stockholders Agreement) and (n) permitting any significant subsidiary of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

Pursuant to the Stockholders Agreement, consistent with the Existing SHA, the Preferred Stockholders will have customary preemptive rights if the Company authorizes the issuance or sale of any of the Company’s capital stock following the Closing date (except for the issuance of Excluded Securities (as defined in the Stockholders Agreement) or pursuant to the conversion or exercise of any capital stock of the Company outstanding on the Closing date).

If a Preferred Stockholder sells 50% or more of its Preferred Stock Ownership and Exchange Common Stock Ownership (each as defined in the Stockholders Agreement) to certain transferees, it may assign its rights and obligations under the Stockholders Agreement to such party in accordance with the Stockholders Agreement.

The Stockholders Agreement will terminate with respect to any particular Preferred Stockholder upon the mutual agreement in writing among the Company and such Preferred Stockholder. The Stockholders Agreement will terminate automatically as to any particular Preferred Stockholder and certain transferees at such time as such Preferred Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis).

The form of Stockholders Agreement is attached to this proxy statement as Exhibit D to the Exchange Agreements with Charter, Liberty and Pine.

Amendment to Registration Rights Agreement

At the Closing, the Company will amend its Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the other parties thereto (the “RRA”, and such amendment, the “RRA Amendment”). The RRA Amendment, among other things, will amend the definition of “Registrable Securities” under the RRA to include shares of Series C Preferred Stock and shares of Common Stock issued upon conversion of the Series C Preferred Stock.

The form of RRA Amendment is attached to this proxy statement as Annex H.

DESCRIPTION OF THE SERIES C PREFERRED STOCK

The following is a summary of the material terms of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock as contained in the Certificate of Designations. While we believe that this summary covers the material terms and provisions of the Series C Preferred Stock, we encourage you to read the Certificate of Designations carefully and in its entirety. The form of Certificate of Designations was included as part of an exhibit to our Current Report on Form 8-K filed with the SEC on September 29, 2025 and is attached to this proxy statement as Exhibit B to the Exchange Agreements with Charter, Liberty and Pine.

Number of Shares in Series

The Certificate of Designations will designate 12,670,863 authorized shares of Series C Preferred Stock.

Ranking

The Series C Preferred Stock will rank senior to the Common Stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and will rank junior to all secured and unsecured indebtedness.

Stated Value

The Series C Preferred Stock will have a par value of $0.001 per share.

Dividends

The holders of Series C Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis.

Conversion at the Option of the Holder

Subject to certain anti-dilution adjustments, the Series C Preferred Stock will be convertible at the option of the holders at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Certificate of Designations); provided that each holder will receive cash in lieu of fractional shares (if any), and provided further that no holder will be entitled to convert Series C Preferred Stock in an amount that would cause such holder to beneficially own immediately following such conversion more than 49.99% of the then-outstanding shares of Common Stock. The initial Conversion Rate will be 1:1.

Mandatory Conversion

If the VWAP (as defined in the Certificate of Designations) per share of Common Stock for any calendar quarter ending after the six-month anniversary of the Closing date (a “Conversion Quarter”) is greater than the Mandatory Conversion Price (as defined in the Certificate of Designations) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Preferred Stockholder (the “Disinterested Directors”) so direct, the Company shall convert into shares of Common Stock, on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined in the Certificate of Designations), up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Closing date on a date selected by the Company that is within six months after the last day of the Conversion Quarter, provided that if the conversion of a holder’s pro rata share of the then-outstanding shares of Series C Preferred Stock would cause such holder to beneficially own immediately following such conversion more than 49.99% of the then-outstanding shares of Common Stock, the number of such holder’s shares of Series C Preferred Stock that may be converted will be reduced to the greatest number of shares that would cause such holder to beneficially own immediately following such conversion no more than 49.99% of the then-outstanding shares of Common Stock. The initial Mandatory Conversion Price will be $18.85 per share.

Subject to the limitations set forth in the Certificate of Designations, if directed by a majority of the Disinterested Directors, the Company may cause multiple Mandatory Conversions (as defined in the Certificate of Designations) in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

Antidilution Adjustments

The formula for determining the Conversion Rate and the number of shares of Common Stock to be delivered upon conversion of the Series C Preferred Stock will be adjusted in the event of certain dividends, distributions, subdivisions, splits, combinations or repurchases of Common Stock, among other events. If any such event occurs, the number of shares of Common Stock issuable upon conversion may be higher or lower than the initial number of shares designated under the Certificate of Designations.

Change of Control

If the Company undergoes certain change of control transactions, (a) each holder of outstanding shares of Series C Preferred Stock will have the option to require the Company to purchase any or all of its shares of Series C Preferred Stock at a purchase price per share equal to the Liquidation Preference (as defined below) (“Change of Control Put”) and (b) to the extent that a holder has not exercised the Change of Control Put, the Company will have the right to redeem, subject to the holder’s right to convert prior to such redemption, all of such holder’s shares of Series C Preferred Stock that are not subject to a Change of Control Put, at a redemption price per share equal to the Liquidation Preference (“Change of Control Call”). If the Company does not pay the amounts due in connection with a Change of Control Put or Change of Control Call in full when due, such unpaid amount will accrue interest at a rate of 9.5% per annum until such shares are repurchased.

Liquidation Preference

The Series C Preferred Stock will have a liquidation preference equal to the purchase price, which is $14.50 per share (the “Liquidation Preference”).

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of shares of Series C Preferred Stock will be entitled to receive, prior to any distributions on Common Stock and other capital stock of the Company ranking junior to the Series C Preferred Stock, and subject to the rights of the Company’s existing and future creditors, an amount per share of Series C Preferred Stock equal to the higher of (i) the Liquidation Preference and (ii) the amount per share of Series C Preferred Stock that the holders would have received if such holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such share of Series C Preferred Stock into Common Stock.

Voting Rights

The holders of shares of Series C Preferred Stock will initially have one vote per share (subject to adjustment in accordance with the Certificate of Designations) and will be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of capital stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock. However, to the extent that the Series C Preferred Stock and any shares of Common Stock held as of the Closing date by a Preferred Stockholder, together with certain transferees and affiliates, would represent voting rights with respect to more than 16.66% of the Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Preferred Stockholder will not be permitted to exercise the voting rights with respect to any shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a neutral manner. To the extent that a holder acquires shares of Series C Preferred Stock from another holder, the acquiring holder’s Voting Threshold will be increased proportionately based on the number of shares that such holder acquires and the disposing holder’s Voting Threshold will be decreased proportionately, such that the aggregate Voting Threshold of all holders does not exceed 49.99%.

The vote or consent of the holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, is required for certain actions, including (a) amendments to the Company’s charter or bylaws that would adversely affect the Series C Preferred Stock, (b) any authorization or issuance of parity or senior securities and (c) any increase or decrease in the number of authorized shares of Series C Preferred Stock or issuance of additional shares of Series C Preferred Stock.

PROPOSALS TO BE VOTED ON

Proposal No. 1 – Approval of the Share Issuance

On September 26, 2025, the Company entered into separate Exchange Agreements with each of Charter, Liberty and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue 4,223,621 shares of Series C Preferred Stock and 3,286,825 shares of Common Stock to each Preferred Stockholder in exchange for the 31,928,301 shares of Series B Preferred Stock currently owned by each Preferred Stockholder.

The key terms of the Share Issuance and the Series C Preferred Stock are summarized above; see the sections entitled “Description of the Exchange Documents” and “Description of the Series C Preferred Stock.”

Purpose of and Effects of the Proposal

Our Common Stock is listed on Nasdaq, and we are subject to Nasdaq rules and regulations. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) will hold 20% or more of a company’s then-outstanding capital stock and such ownership would be the largest ownership position.

At the Closing, the Company will issue to the Preferred Stockholders (i) an aggregate of 12,670,863 shares of Series C Preferred Stock (subject to any adjustments per the Exchange Agreements), which shares will initially be convertible into an aggregate of 12,670,863 shares of Common Stock in accordance with the Certificate of Designations and (ii) an aggregate of 9,860,475 shares of Exchange Common Stock (subject to any adjustments per the Exchange Agreements). On an as-converted basis, these shares are expected to constitute approximately 82% of the issued and outstanding Common Stock of the Company immediately following Closing (equating to approximately 27% per Preferred Stockholder) based on the number of shares of Common Stock currently projected to be outstanding immediately following Closing. This estimate excludes future issuances of Common Stock under the Company’s equity incentive plans and arrangements.

We believe that, because each Preferred Stockholder’s ownership relative to each other Preferred Stockholder will not substantially and materially differ from existing ownership after the Exchange, the Exchange will not constitute a change of control under Nasdaq Listing Rule 5635(b). However, the Company has decided to seek stockholder approval to ensure compliance with Nasdaq rules and regulations. Seeking stockholder approval for this purpose does not mean that the Exchange will constitute a change of control for any other purpose, including with respect to the Company’s outstanding indebtedness, commercial agreements or compensation plans. It also does not mean that the Preferred Stockholders will be acting in concert or as a group in connection with the Exchange.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) a “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) the “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

In the Exchange, the effective issuance price of the Exchange Common Stock will be at least $8.11 per share, and the initial conversion price of the Series C Preferred Stock will be $14.50 per share. Neither the effective issuance price of the Exchange Common Stock nor the initial conversion price of the Series C Preferred Stock is lower than the Minimum Price; therefore, the Company will not be issuing through the Exchange more than 20% of our Common Stock at a price that is less than the Minimum Price. Although the Exchange does not, in the Company’s view, require approval as a 20% Issuance under Nasdaq Listing Rule 5635(d), the Company has decided to seek stockholder approval to ensure compliance with Nasdaq rules and regulations.

Consequences of Non-Approval of the Share Issuance

Approval of the Share Issuance is a condition to closing the transactions contemplated by the Exchange Agreements. If the Share Issuance is not approved by our stockholders, the Exchange Agreements may be terminated and the transactions contemplated thereby may not be completed. See the section entitled “Description of the Exchange Documents – Exchange Agreements – Termination of the Exchange Agreements” above for more details.

If the Closing does not occur, the Company will not realize the intended benefits of the Exchange. See the section entitled “Description of the Transactions – Reasons for the Transactions” above for more information about the intended benefits of the Exchange.

Required Vote

You may vote for or against this Proposal No. 1, or you may abstain. Approval of this proposal requires the affirmative vote (“FOR”) of a majority of the shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against this Proposal No. 1. Broker non-votes (if any) will have no effect on the outcome of this proposal.

Pursuant to the Support Agreements and subject to the terms and conditions contained in the Existing SHA and the Existing COD, the Preferred Stockholders have agreed to vote in favor of Proposal No. 1. We expect that the Support Agreements will make it more likely that Proposal No. 1 will be approved.

Recommendation of Our Board of Directors and the Special Committee

OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE RECOMMEND THAT YOU VOTE “FOR” PROPOSAL NO. 1.

Proposal No. 2 – Disinterested Stockholder Approval

On September 26, 2025, the Company entered into separate Exchange Agreements with each of Charter, Liberty and Pine, pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue 4,223,621 shares of Series C Preferred Stock and 3,286,825 shares of Common Stock to each Preferred Stockholder in exchange for the 31,928,301 shares of Series B Preferred Stock currently owned by each Preferred Stockholder. The closing of the Exchange is conditioned on approval of the Exchange Documents and the Exchange by a majority of the votes cast by the Disinterested Stockholders.

The terms of the Exchange Documents and the Exchange are summarized above; see the section entitled “Description of the Exchange Documents.”

Purpose of and Effects of the Proposal

As discussed under the section entitled “Description of the Transactions – Background of the Transactions” above, the Board established the Special Committee to evaluate Potential Transactions (including the Preferred Stock Recapitalization) because the Preferred Stockholders could have interests therein that differ from, or are in addition to, the interests of the Common Stockholders and certain directors designated to the Board by the Preferred Stockholders could have actual or potential conflicts of interest in considering the Potential Transactions as a result. The Board determined that each member of the Special Committee was a “disinterested director” as defined in Section 144(e)(4) of the DGCL, and the Special Committee was empowered to, among other things, (i) consider, explore, review, analyze, evaluate and negotiate the terms of any Potential Transactions, (ii) reject any Potential Transactions, and (iii) make a recommendation to the Board to approve or disapprove any Potential Transactions. The resolutions establishing the Special Committee also provided that the Board would not approve or recommend any Potential Transaction (including the Preferred Stock Recapitalization) without a prior favorable recommendation by the Special Committee. Following its formation, the Special Committee oversaw the negotiation of the terms of the Exchange and approved and recommended the Exchange to the Board because it believed the Exchange and the Exchange Documents were advisable and in the best interests of the Company and its stockholders.

The Disinterested Stockholder Approval of the Exchange Documents and the Exchange is not required under Delaware law. However, as part of the negotiation process, the Special Committee determined to seek, and ultimately obtained, a condition in the Exchange Agreements that the Exchange would not occur unless the Exchange Documents and the Exchange had been approved by a majority of the votes cast by the “disinterested stockholders” as defined in Section 144(e)(5) of the DGCL. The Special Committee believed that it was important for the Disinterested Stockholders to have the ability to approve or disapprove of the Exchange and that conditioning the Exchange on obtaining the Disinterested Stockholder Approval would help ensure that the terms of the Exchange are fair to and in the best interests of all of the Company’s stockholders.

In addition, the Disinterested Stockholder Approval is intended to comply with the requirements for the “safe harbor” protections of Section 144 of the DGCL. Section 144 of the DGCL provides, in relevant part, that certain transactions with directors or officers (or entities in which they serve as directors or officers or have a financial interest) or with controlling stockholders (or control groups) of a corporation may not be the subject of equitable relief, or give rise to an award of damages, against a director, officer, controlling stockholder or member of a control group by reason of a claim based on a breach of fiduciary duty by a director, officer, controlling stockholder or member of a control group if certain requirements are met.

With respect to a transaction with directors and officers of the corporation (or entities in which they serve as directors or officers or have a financial interest), Section 144(a) of the DGCL provides that the safe harbor protections will apply if:

1)

The material facts as to the director’s or officer’s relationship or interest and as to the transaction, including any involvement in the initiation, negotiation or approval of the transaction, are disclosed or are known to all members of the board of directors or a committee of the board of directors, and the board or committee in good faith and without gross negligence authorizes the transaction by the affirmative votes of a majority of the disinterested directors then serving on the board of directors or such committee (as applicable), even though the disinterested directors be less than a quorum; provided that if a majority of the directors are not disinterested directors with respect to the transaction, such transaction shall be approved (or recommended for approval) by a committee of the board of directors that consists of 2 or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the transaction; or

2)	The transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or

3)	The transaction is fair as to the corporation and the corporation’s stockholders.

With respect to a controlling stockholder transaction (other than a going-private transaction) with a controlling stockholder (or control group), Section 144(b) of the DGCL provides that the safe harbor protections will apply if:

1)

The material facts as to such controlling stockholder transaction (including the controlling stockholder’s or control group’s interest therein) are disclosed or are known to all members of a committee of the board of directors to which the board has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee, provided that the committee consists of 2 or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction; or

2)

Such controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and such controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or

3)	Such controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders.

If the Preferred Stockholders are considered controlling stockholders individually (or a control group collectively) with respect to the Exchange under Section 144 of the DGCL, the Exchange and the transactions contemplated thereby could be considered a controlling stockholder transaction for purposes of Section 144(b) of the DGCL. Even if the Preferred Stockholders are not deemed to be controlling stockholders (or a control group), the Exchange could be considered a transaction between the Company and entities in which certain members of the Board serve as directors or officers or have a financial interest for purposes of Section 144(a) of the DGCL. The Special Committee approval and the Disinterested Stockholder Approval are intended to comply with the requirements for the safe harbor protections described above. Section 144 of the DGCL provides that if such requirements are satisfied, the Exchange and the transactions contemplated thereby cannot be the subject of equitable relief or give rise to an award of damages against any director, officer, controlling stockholder or member of a control group of the Company by reason of a claim based on breach of fiduciary duty.

Consequences of Non-Approval by the Disinterested Stockholders

If the Disinterested Stockholder Approval is not obtained, the Exchange Agreements may be terminated and the Exchange may not be completed. See the section entitled “Description of the Exchange Documents – Exchange Agreements – Termination of the Exchange Agreements” above for more details.

If the Closing does not occur, the Company will not realize the intended benefits of the Exchange. See the section entitled “Description of the Transactions – Reasons for the Transactions” above for more information about the intended benefits of the Exchange.

Required Vote

You may vote for or against this Proposal No. 2, or you may abstain. Approval of this proposal requires the affirmative vote (“FOR”) of a majority of the votes cast by the Disinterested Stockholders present or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes (if any) will have no effect on the outcome of this Proposal No. 2.

Pursuant to the Support Agreements, the Preferred Stockholders have agreed to “abstain” with respect to the Disinterested Stockholder Approval such that their votes will have no effect on the outcome of Proposal No. 2.

Recommendation of Our Board of Directors and the Special Committee

OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE RECOMMEND THAT YOU VOTE “FOR” PROPOSAL NO. 2.

Proposal No. 3 – Adoption of the COI Amendment

The Board has declared advisable and directed that there be submitted to our stockholders at the Special Meeting the COI Amendment, which amends our Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) to permit the Share Issuance and authorize a sufficient number of shares of Common Stock and Preferred Stock. The COI Amendment would (i) decrease the total number of shares of stock authorized for issuance from 121,750,000 to 60,000,000, (ii) decrease the number of shares of Preferred Stock authorized for issuance from 105,000,000 to 14,000,000 and (iii) increase the number of shares of Common Stock authorized for issuance from 16,750,000 to 46,000,000.

The Form of Certificate of Amendment attached to this proxy statement as Annex A reflects the changes that will be implemented to our A&R Certificate of Incorporation if the COI Amendment is adopted and filed with the Secretary of State of the State of Delaware.

Purpose of and Effects of the Proposed Amendment

The A&R Certificate of Incorporation currently authorizes the issuance of up to 16,750,000 shares of Common Stock and up to 105,000,000 shares of Preferred Stock. As of September 30, 2025, the Company had 5,015,664 shares of Common Stock issued and outstanding and 95,784,903 shares of Preferred Stock issued and outstanding. As of such date, there were:

•	481,922 shares of Common Stock underlying outstanding equity awards (based on maximum achievement, if applicable);

•	2,582,844 shares of Common Stock reserved for issuance pursuant to our 2018 Equity and Incentive Compensation Plan, excluding outstanding equity awards;

•	5,251,758 shares of Common Stock reserved for issuance in connection with the conversion of Series B Preferred Stock (including accrued dividends through September 30, 2025);

•	338,239 shares of Common Stock held as treasury shares; and

•	95,784,903 shares of Preferred Stock designated as Series B Preferred Stock.

If the Company were to issue all of the shares of Common Stock reserved, subject to or contemplated for issuance as described above (including the reissuance of treasury shares), a total of 13,670,427 shares of Common Stock would be issued and outstanding.

If the Share Issuance is approved by our stockholders, 9,860,475 shares of Exchange Common Stock and 12,670,863 shares of Series C Preferred Stock will need to be issued at Closing, and an additional 12,670,863 shares of Common Stock will need to be reserved for issuance upon conversion of the Series C Preferred Stock. All shares of Series B Preferred Stock will be retired in connection with Closing.

The principal purpose of the COI Amendment is to increase the number of shares of Common Stock and decrease the number of total shares and shares of Preferred Stock available for future issuance, including for the foregoing purposes. As noted above, the A&R Certificate of Incorporation, as amended by the COI Amendment, would authorize the issuance of up to 46,000,000 shares of Common Stock and up to 14,000,000 shares of Preferred Stock.

If approved, the authorized shares of Common Stock and Preferred Stock would be available for issuance from time to time for such purposes and consideration as the Board may determine to be appropriate. No further vote of our stockholders would be required for the issuance of these shares, except as provided herein or as required by applicable law, our governing documents or the rules of any national securities exchange or automated quotation system on which our securities may be listed or quoted.

Future issuances of Common Stock or Preferred Stock would increase the number of shares of capital stock and as-converted Common Stock outstanding. This could cause a significant reduction in the percentage interests of our current stockholders in voting power, liquidation value, book and market value and future earnings (if any). Such issuances could dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Comscore. Moreover, depending on the particular terms of any future class or series of Preferred Stock, holders of Preferred Stock could have significant voting rights and the right to representation on our Board. In addition, the approval of the holders of Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions.

If the COI Amendment is adopted by our stockholders at the Special Meeting, we expect that a Certificate of Amendment, in the form attached hereto as Annex A, would be filed with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. Without any further action on the part of our stockholders, the COI Amendment would become effective on the date of any such filing. Prior to any such filing, the Board reserves the right to delay or abandon the COI Amendment at its discretion.

Except for issuances of Series C Preferred Stock in the Exchange, we currently do not have any definitive plans, arrangements or understandings with respect to the issuance of Preferred Stock authorized by the COI Amendment. Except for issuances of Exchange Common Stock in the Exchange, issuances upon conversion of Series C Preferred Stock in accordance with the Certificate of Designations, and issuances pursuant to the 2018 Equity and Incentive Compensation Plan and equity awards, we currently do not have any definitive plans, arrangements or understandings with respect to the issuance of Common Stock authorized by the COI Amendment.

Consequences of Non-Adoption of the COI Amendment

Adoption of the COI Amendment is a condition to closing the transactions contemplated by the Exchange Agreements. If the COI Amendment is not adopted by our stockholders, the Exchange Agreements may be terminated and the transactions contemplated thereby may not be completed. See the section entitled “Description of the Exchange Documents – Exchange Agreements – Termination of the Exchange Agreements” above for more details.

If the Closing does not occur, the Company will not realize the intended benefits of the Exchange. See the section entitled “Description of the Transactions – Reasons for the Transactions” above for more information about the intended benefits of the Exchange.

Required Vote

You may vote for or against this Proposal No. 3, or you may abstain. Approval of this proposal requires the affirmative vote (“FOR”) of (i) the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock (on an as-converted basis) entitled to vote thereon and (ii) the holders of at least 75% of the outstanding shares of Series B Preferred Stock entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes (if any) will have the same effect as votes against this Proposal No. 3.

Pursuant to the Support Agreements and subject to the terms and conditions contained in the Existing SHA and the Existing COD, the Preferred Stockholders have agreed to vote in favor of Proposal No. 3. We expect that the Support Agreements will make it more likely that Proposal No. 3 will be approved.

Recommendation of Our Board of Directors and the Special Committee

OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE RECOMMEND THAT YOU VOTE “FOR” PROPOSAL NO. 3.

Proposal No. 4 – Approval of the Adjournment Proposal

At the Special Meeting, if necessary, stockholders will vote on this Proposal No. 4. If this Proposal No. 4 is approved, we will have the discretion to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3. It is possible for us to obtain sufficient votes to approve this Proposal No. 4 but not receive sufficient votes to approve Proposal No. 1, Proposal No. 2 and/or Proposal No. 3. In such a situation, we could adjourn the Special Meeting for any number of days or hours as permitted under applicable law and our governing documents and attempt to solicit additional votes in favor of Proposal No. 1, Proposal No. 2 and/or Proposal No. 3.

This Proposal No. 4 will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy at the Special Meeting for Proposal No. 1, Proposal No. 2 and/or Proposal No. 3.

Required Vote

You may vote for or against this Proposal No. 4, or you may abstain. Approval of this proposal requires the affirmative vote (“FOR”) of a majority of the shares of capital stock present or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against this Proposal No. 4. Broker non-votes (if any) will have no effect on the outcome of this proposal.

Pursuant to the Support Agreements and subject to the terms and conditions contained in the Existing SHA and the Existing COD, the Preferred Stockholders have agreed to vote in favor of Proposal No. 4. We expect that the Support Agreements will make it more likely that Proposal No. 4 will be approved.

Recommendation of Our Board of Directors and the Special Committee

OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE RECOMMEND THAT YOU VOTE “FOR” PROPOSAL NO. 4.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

In considering the recommendations of the Board and the Special Committee to vote “FOR” the proposals presented at the Special Meeting, you should be aware that the Preferred Stockholders and certain members of the Board have interests in the Exchange that may be different from, or in addition to, the interests of our stockholders generally. The Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating the Exchange and related matters and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting. These interests include, among other things:

•

The fact that the Preferred Stockholders are parties to the Exchange Documents and may benefit from the Exchange and related transactions, including the opportunity to acquire shares of Series C Preferred Stock and Common Stock in exchange for their existing shares of Series B Preferred Stock;

•	The fact that the Preferred Stockholders own a material interest the Company and, if the Exchange is consummated, would own an even larger percentage of the Company on an as-converted basis;

•

The fact that each Preferred Stockholder has (and would retain in the Exchange) consent rights over a number of corporate actions, including amendments to the Company’s governing documents, change of control transactions, changes to the size of the Board, incurrence of debt, certain management changes, and declaring dividends;

•

The fact that each Preferred Stockholder is currently entitled to designate (and has designated) two members of our Board (currently Mr. Kline and Mr. Murphy for Charter, Mr. Patterson and Mr. Wendling for Liberty, and Dr. Banerjee and Mr. Fisher for Pine), and, if the Exchange is consummated, each Preferred Stockholder would be entitled to designate one member of our Board and the Preferred Stockholders would jointly be entitled to nominate the Additional Director; and

•	The fact that directors appointed by the Preferred Stockholders are compensated for their service on the Board and Board committees.

In addition, at least three members of our Board (Ms. Gillin, Mr. Patterson and [•]) are expected to incur a separation from service as of the Closing date in connection with a reduction in the size of our Board. Upon separation from service, these directors are expected to receive the benefit of accelerated vesting of certain equity awards covering the 2025-2026 director compensation term (up to 10,000 shares of Common Stock per director, pursuant to awards granted on July 1, 2025 under the Company’s regular annual director compensation program). In addition, any vested awards held by these directors as of the Closing date will be settled in Common Stock in accordance with their terms.

For more information about the Special Committee’s and the Board’s process for evaluating the Exchange and related matters, please see the section entitled “Description of the Transactions” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to beneficial ownership of our Common Stock and Series B Preferred Stock as of September 30, 2025 by:

•	each beneficial owner of more than 5% of the outstanding shares of our Common Stock or Series B Preferred Stock;

•	each of our current directors;

•	each of our named executive officers for 2024; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock and Series B Preferred Stock subject to options or other rights held by that person that are currently exercisable or exercisable within 60 days of September 30, 2025 are deemed outstanding, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. This results in Common Stock ownership percentages below that exceed the holders’ ownership percentages on a fully converted basis.

Unless otherwise indicated, these shares do not include any stock awards, stock units or options granted after September 30, 2025. As of September 30, 2025, a total of 5,015,664 shares of our Common Stock and 95,784,903 shares of our Series B Preferred Stock were outstanding.

Except as otherwise indicated, the address of each person in this table is c/o Comscore, 11950 Democracy Drive, Suite 600, Reston, Virginia 20190.

	Common Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Outstanding	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Outstanding
5% or Greater Stockholders:
Cerberus Capital Management, L.P. (2)	1,864,093	27.5%	31,928,301	33.3%
Charter Communications, Inc. (3)	1,800,375	26.4%	31,928,301	33.3%
Liberty Broadband Corporation (4)	1,750,586	25.9%	31,928,301	33.3%
WPP plc and affiliated entities (5)	565,968	11.3%	—	—
Mount Logan Capital Inc. (6)	400,451	8.0%	—	—
Westerly Capital Management, LLC (7)	400,000	8.0%	—	—
Irrevocable Larson Family Investment Trust (8)	284,146	5.7%	—	—

	Common Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Outstanding	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Outstanding
Directors and NEOs:
Nana Banerjee, Director (9)	25,624	*	—	—
Itzhak Fisher, Director (10)	45,469	*	—	—
Leslie Gillin, Director (11)	23,354	*	—	—
David Kline, Director (12)	—	—	—	—
Bill Livek, Director (13)	220,316	4.4%	—	—
Matt McLaughlin, Director	135,739	2.7%	—	—
Jeff Murphy, Director (14)	—	—	—	—
Marty Patterson, Director (15)	28,682	*	—	—
Brian Wendling, Director (16)	32,507	*	—	—
Jon Carpenter, Chief Executive Officer and Director (17)	42,898	*	—	—
Steve Bagdasarian, Chief Commercial Officer (18)	10,865	*	—	—
Mary Margaret Curry, Chief Financial Officer and Treasurer (19)	7,843	*	—	—
All directors and executive officers as a group (13 persons) (20)	586,252	11.1%	—	—

*	Represents less than 1% of the outstanding shares of Common Stock.
(1)

The information provided in this table is based on Company records, information supplied to us by our directors, executive officers and principal stockholders and information contained in Schedules 13D, 13F and 13G and Forms 4 filed with the SEC.

(2)

This information is derived in part from the Schedule 13D/A filed with the SEC on September 30, 2025. Cerberus Capital Management, L.P. and Pine have sole voting and dispositive power for 31,928,301 shares of Series B Preferred Stock, convertible at any time at the option of the holder into shares of Common Stock (shown on an as-converted basis including accrued dividends through September 30, 2025). Also reported are 109,654 shares of outstanding Common Stock and 3,853 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of the holder’s separation from service or a change in control of the company. These deferred stock units are held by Dr. Banerjee, who has assigned his rights and interests to Cerberus Capital Management, L.P. The address for Cerberus Capital Management, L.P. is 875 Third Avenue, 11th Floor, New York, NY 10022.

(3)

This information is derived in part from the Schedule 13D/A filed with the SEC on September 30, 2025. Charter Communications, Inc., CCH II, LLC, Charter Communications Holdings, LLC, Spectrum Management Holding Company, and Charter Communications Holding Company, LLC (“Charter”) have shared voting and dispositive power for 31,928,301 shares of Series B Preferred Stock, convertible at any time at the option of the holder into shares of Common Stock (shown on an as-converted basis including accrued dividends through September 30, 2025). Also reported are 8,358 shares of outstanding Common Stock and 41,431 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of the holder’s separation from service or a change in control of the company. These deferred stock units are held by Mr. Kline and Mr. Murphy, who have assigned their rights and interests to Charter. The address for Charter Communications, Inc., CCH II, LLC, Charter Communications Holdings, LLC, Spectrum Management Holding Company, and Charter is 400 Washington Blvd., Stamford, CT 06902.

(4)

This information is derived in part from the Schedule 13D/A filed with the SEC on September 30, 2025. Liberty Broadband Corporation has sole voting and dispositive power for 31,928,301 shares of Series B Preferred Stock, convertible at any time at the option of the holder into shares of

Common Stock (shown on an as-converted basis including accrued dividends through September 30, 2025). The address for Liberty Broadband Corporation is 12300 Liberty Boulevard, Englewood, Colorado 80112.
(5)

This information is derived in part from the Schedule 13D/A filed with the SEC on April 6, 2018. Shares are owned directly by Cavendish Square Holding B.V. (“Cavendish”), which is a wholly owned subsidiary of WPP plc that WPP plc owns indirectly through a series of holding companies. WPP plc is an indirect beneficial owner of the reported securities. The address for WPP plc is 27 Farm Street, London, United Kingdom W1J 5RJ. The address for Cavendish is Laan op Zuid 167, 3072 DB Rotterdam, Netherlands.

(6)

This information is derived in part from the Schedule 13G filed with the SEC on September 16, 2025 by Mount Logan Capital Inc. Mount Logan Capital Inc. has shared voting and dispositive power for 400,451 shares of Common Stock. The address for Mount Logan Capital Inc. is 650 Madison Avenue, 3rd Floor, New York, NY 10022.

(7)

This information is derived in part from the Schedule 13G filed with the SEC on March 20, 2023 and the Form 13F filed with the SEC on August 14, 2025. Westerly Capital Management, LLC has sole voting and dispositive power for 400,000 shares of Common Stock. The address for Westerly Capital Management, LLC is 201 Mission Street, Suite 580, San Francisco, CA 94105.

(8)

This information is derived in part from the Schedule 13G/A filed with the SEC on January 28, 2025. The Irrevocable Larson Family Investment Trust has sole voting and dispositive power for 284,146 shares of Common Stock. The address for The Irrevocable Larson Family Investment Trust is 3608 Lexington Ave., Dallas, TX 75205.

(9)

Includes 24,154 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Dr. Banerjee’s separation from service or a change in control of the Company. Excludes 3,853 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Dr. Banerjee’s separation from service or a change in control of the Company. Dr. Banerjee has assigned his rights and interests in these 3,853 deferred stock units to Cerberus Capital Management, L.P.

(10)

Includes (i) 4,583 shares of Common Stock held indirectly through Pereg Holdings, LLC; (ii) 28,007 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Fisher’s separation from service or a change in control of the Company; and (iii) 7,879 shares of Common Stock subject to options that are currently exercisable.

(11)

Includes 23,354 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Ms. Gillin’s separation from service or a change in control of the Company.

(12)

Excludes 28,007 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Kline’s separation from service or a change in control of the Company. Mr. Kline has assigned his rights and interests in these deferred stock units and RSUs to Charter.

(13)

Includes (i) 27,071 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Livek’s separation from service or a change in control of the Company; and (ii) 15,000 shares of Common Stock subject to options that are currently exercisable.

(14)

Excludes 13,424 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Murphy’s separation from service or a change in control of the Company. Mr. Murphy has assigned his rights and interests in these RSUs to Charter.

(15)

Includes 28,007 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Patterson’s separation from service or a change in control of the Company.

(16)

Includes 28,007 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Wendling’s separation from service or a change in control of the Company.

(17)

Includes (i) 22,598 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled on the earlier of Mr. Carpenter’s separation from service or a change in control of the Company; and (ii) 18,750 shares of Common Stock subject to options that are currently exercisable.

(18)	Includes 4,800 shares of Common Stock subject to options that are currently exercisable.
(19)	Includes 6,000 shares of Common Stock subject to options that are currently exercisable.
(20)

Includes (i) 191,937 shares of Common Stock subject to vested, deferred stock units that are scheduled to be settled as described above; and (ii) 65,384 shares of Common Stock subject to options that are currently exercisable.

OTHER INFORMATION

Other Matters to be Presented at the Special Meeting

Our amended and restated bylaws provide that only such business as is stated in the notice for the Special Meeting can be considered at the Special Meeting. The only matters expected to be considered and voted upon at the Special Meeting are Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4. If any other matters are properly brought before the Special Meeting, the persons named as proxy holders, [●] and [●] (each officers of the Company), or either of them, will have discretion to vote on those matters in accordance with their best judgment. Pursuant to our amended and restated bylaws, stockholders are not permitted to propose business to be brought before a special meeting of stockholders.

Security Holder Communication with Board Members

Any stockholder may contact the Board, a committee of the Board or a specified individual director by writing to the attention of the Board (or a specified individual director or committee) and sending such communication to the attention of our Corporate Secretary at our executive offices as identified in this proxy statement. Each communication from a stockholder should include the following information in order to permit us to confirm your status as a stockholder and enable us to send a response if deemed appropriate:

•	the name, mailing address and telephone number of the stockholder sending the communication;

•	the number and type of our securities owned by such stockholder; and

•	if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

Our Corporate Secretary will forward all appropriate communications to the Board, the applicable committee of the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may, but is not required to, review all correspondence addressed to the Board, a committee of the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management.

Financial Information

The SEC allows us to “incorporate by reference” certain information into this proxy statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. Information in this proxy statement updates and, in some cases, supersedes information incorporated by reference from documents that we have filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and, in some cases, supersede the information in this proxy statement.

The following documents and information previously filed with the SEC are incorporated by reference into this proxy statement:

•	the 2024 10-K, filed with the SEC on March 6, 2025; and

•	the 10-Q, [filed with the SEC on August 6, 2025].

You may obtain documents that we have filed with the SEC and incorporated by reference in this proxy statement, without charge, by making a written request to the Corporate Secretary at comScore, Inc.,

11950 Democracy Drive, Suite 600, Reston, Virginia 20190, Attn: Ashley Wright or by calling our proxy solicitor, Innisfree, toll-free at (877) 825-8971.

Deloitte & Touche LLP (“Deloitte”) has served as our independent registered public accounting firm since 2017 and audited our financial statements for the fiscal year ended December 31, 2024. A copy of Deloitte’s report expressing an unqualified opinion on such financial statements is attached below. A representative of Deloitte is expected to be present at the Special Meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided with definitive proxy statement.]

ANNEX A

Certificate of Amendment of

Amended and Restated

Certificate of Incorporation

of comScore, Inc.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That on [●], the Board of Directors (the “Board”) of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [●], upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: This Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

FOURTH: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. 46,000,000 shares shall be Common Stock, par value $0.001 per share, and 14,000,000 shares shall be Preferred Stock, par value $0.001 per share.

FIFTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [●] day of [●].

By:
Name:
Title:

A-1

ANNEX B

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, the Stockholder acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the

“Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY

HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [    ]

With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [    ]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [    ]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

CHARTER COMMUNICATIONS HOLDING
COMPANY, LLC
By: CHARTER COMMUNICATIONS, INC., ITS
MANAGER

By:	/s/ Jeffrey B. Murphy
Name:	Jeffrey B. Murphy
Title:	SVP, Corporate Finance & Development

Address:	400 Washington Blvd.
Stamford, CT 06902

E-mail:	[ ]

Phone:	[ ]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

B-A-1

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

B-B-1

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [______] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of

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which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period

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(as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all

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of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the

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Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

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“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

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“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

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“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [_____] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor,

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before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

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SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the

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Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its

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rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen

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(15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of

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such accrued interest, for the period from and including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or

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warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a

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Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

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CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or

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“associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

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(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

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(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of

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Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be

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required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the

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Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock

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(from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [_______], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or

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repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [__] day of [______].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [●]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[Intentionally omitted.]

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EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

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Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [●] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

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WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

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“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

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“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

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(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction,

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less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

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“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar

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event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

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“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by

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such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be

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an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority

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ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [______] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [______], (iii) the compensation committee of the Board shall initially consist of the following directors: [______], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [______], and (v) [______] shall serve as the Chair of the Board. Of the Initial Directors, [______] is deemed to be the Charter Director, [______] is deemed to be the Liberty Broadband Director, [______] is deemed to be the Cerberus Director, [______] is deemed to be the Additional Director and [_____], [_____] and [_____] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to

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nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal),

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the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such

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additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to

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which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’ fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the

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Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written

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consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of

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Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

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(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

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(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

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Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more

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favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in

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the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

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Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance

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with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the

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Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request

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delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice

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at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or

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that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a

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transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and

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representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

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Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the

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Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on

B-D-38

behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case (provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

B-D-39

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company, LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

ANNEX C

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”), acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”), pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Qurate Stockholder, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Preferred Stock to the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other

Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the

“Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY

HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [    ]

With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [    ]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [    ]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

LIBERTY BROADBAND CORPORATION

By:	/s/ Craig Troyer
Name:	Craig Troyer
Title:	Senior Vice President

Address:	12300 Liberty Boulevard
Englewood, CO 80112

E-mail:	[ ]

Phone:	[ ]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

C-A-1

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

C-B-1

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [    ] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of

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which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period

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(as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all

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of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the

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Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

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“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

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“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

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“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [    ] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor,

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before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

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SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the

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Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its

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rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen

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(15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of

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such accrued interest, for the period from and including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or

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warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a

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Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

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CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or

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“associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

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(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

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(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of

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Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be

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required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the

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Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock

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(from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [    ], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or

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repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [  ] day of [    ].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [●]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[Intentionally omitted.]

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EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

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Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [●] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

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WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

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“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

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“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

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(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

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(2) non-cash gains,

(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

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“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent

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to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

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“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

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“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

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“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

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“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the

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Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [    ] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [    ], (iii) the compensation committee of the Board shall initially consist of the following directors: [    ], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [    ], and (v) [    ] shall serve as the Chair of the Board. Of the Initial Directors, [    ] is deemed to be the Charter Director, [    ] is deemed to be the Liberty Broadband Director, [    ] is deemed to be the Cerberus Director, [    ] is deemed to be the Additional Director and [    ], [    ] and [    ] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis),

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the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to

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nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

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(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with

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full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’ fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of

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such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in

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discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a

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Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

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provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board

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by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares

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of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares

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of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account

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designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the

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applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

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(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing

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to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions

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of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice

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at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or

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that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a

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transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and

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representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

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Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the

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Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on

C-D-38

behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case (provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

C-D-39

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company, LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[ ]
[ ]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[ ]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[ ]
[ ]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

ANNEX D

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, the Stockholder acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the

“Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY

HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [    ]

With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [    ]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [    ]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

PINE INVESTOR, LLC

By:	/s/ Jacob B. Hansen
Name:	Jacob B. Hansen
Title:	Managing Director

Address:	c/o Cerberus Capital Management, LP
875 3rd Ave., 14th Floor
New York, NY 10022

E-mail:	[ ]

Phone:	[ ]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

D-A-1

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

D-B-1

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [    ] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of

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which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period

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(as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all

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of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the

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Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

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“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

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“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

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“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [    ] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor,

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before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

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SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the

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Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its

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rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen

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(15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of

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such accrued interest, for the period from and including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or

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warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a

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Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

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CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or

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“associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

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(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

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(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of

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Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be

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required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the

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Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock

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(from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [    ], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or

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repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [ ] day of [    ].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [●]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[Intentionally omitted.]

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EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

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Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [•] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

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WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

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“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

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“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

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(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction,

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less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

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“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar

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event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any

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rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order,

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judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

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“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

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“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other

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business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [______] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [______], (iii) the compensation committee of the Board shall initially consist of the following directors: [______], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [______], and (v) [______] shall serve as the Chair of the Board. Of the Initial Directors, [______] is deemed to be the Charter Director, [______] is deemed to be the Liberty Broadband Director, [______] is deemed to be the Cerberus Director, [______] is deemed to be the Additional Director and [_____], [_____] and [_____] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

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(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

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(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional

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designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective

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Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’

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fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a

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non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

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ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the

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“Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

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(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any

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Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to

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purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not

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lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock

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to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

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(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

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Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders

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have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its

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Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the

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Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

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(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

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Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further

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exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

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provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any

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shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

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(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is

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being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case (provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

D-D-39

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company,
LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

ANNEX E

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and is the beneficial owner of 8,358 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2. Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement; provided, that the foregoing restriction in this Section 2(a) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and Liberty Broadband Corporation. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3. Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4. Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC
BY: CHARTER COMMUNICATIONS, INC., ITS MANAGER

By:	/s/ Jeffrey B. Murphy
Name:	Jeffrey B. Murphy
Title:	SVP, Corporate Finance & Development

[Signature Page to Stockholder Support Agreement]

ANNEX F

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and does not beneficially own any shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2. Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this

Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement; provided, that the foregoing restriction in this Section 2(a) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and Liberty Broadband Corporation. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3. Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4. Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

LIBERTY BROADBAND CORPORATION

By:	/s/ Craig Troyer
Name:	Craig Troyer
Title:	Senior Vice President

[Signature Page to Stockholder Support Agreement]

ANNEX G

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and is the beneficial owner of 109,654 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2.	Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3.	Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4.	Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

PINE INVESTOR, LLC

By:	/s/ Jacob B. Hansen
Name:	Jacob B. Hansen
Title:	Managing Director

[Signature Page to Stockholder Support Agreement]

ANNEX H

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement (this “Amendment”) is made and entered into as of [•] by and among comScore, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (a “Stockholder”, collectively the “Stockholders” and together with the Company, the “Parties”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS:

WHEREAS, on March 10, 2021, the Company, Charter Communications Holding Company, LLC, Qurate Retail, Inc., (together with its affiliates, “Qurate”) and Pine Investor, LLC entered into the Registration Rights Agreement (the “Registration Rights Agreement”);

WHEREAS, on May 16, 2023, Qurate transferred its shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) to Liberty Broadband Corporation and Liberty Broadband Corporation became a party to the Registration Rights Agreement as assignee of Qurate;

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement relating to the exchange of the Stockholders’ Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company and (ii) shares of common stock, par value $0.001 per share, of the Company;

WHEREAS, the Parties desire to amend the Registration Rights Agreement as set forth in this Amendment; and

WHEREAS, Section 5.1 of the Registration Rights Agreement provides that such agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the Purchasers and the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

Section 1. Amendments to Registration Rights Agreement

(a) Amendment to Section 1.6.

i.	Section 1.6(a) is hereby amended and restated as follows:

“(a) Subject to any applicable restrictions on transfer in the Stockholders Agreement or otherwise, one or more Holders of Registrable Securities may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such

Resale Shelf Registration Statement, is intended to be conducted through an underwritten offering or an underwritten block trade or bought deal; provided, however, that the Holders may not, without the Company’s prior written consent, (i) launch an underwritten offering or underwritten block trade or bought deal the anticipated gross proceeds of which shall be less than $25,000,000 (unless the Holder, collectively with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities), (ii) launch more than three underwritten offerings or underwritten block trades or bought deals at the request of the Holders within any 365-day period or (iii) launch an underwritten offering or underwritten block trade or bought deal within the quarterly blackout period during which directors, executive officers and other employees and agents identified by the Company must refrain from conducting transactions involving the Company’s securities pursuant to the Company’s then-current insider trading policy (a “Quarterly Blackout Period”, and such qualifying underwritten offering or underwritten block trade or bought deal, an “Underwritten Offering”).”

(b) Amendment to Section 5.9.

i.	Section 5.9(b)(ii) is hereby amended and restated as follows:

(ii)	to Liberty Broadband Corporation at:

Liberty Broadband Corporation

12300 Liberty Boulevard

Englewood, CO 80112

Attn: Renee L. Wilm, Esq.

Email: [______]

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

44th Floor

New York, NY 10112

Attn: Samantha Crispin, Esq.

   Nicole Perez, Esq.

Email: [______]

     [______]

(c) Amendments to Exhibit A.

i.	The definition of “Certificate of Designations” is hereby amended and restated in its entirety with the following:

““Certificate of Designations” means the Certificate of Designations setting forth the designations, powers, preferences, qualifications, limitations and restrictions of the Series C Preferred Stock, dated as of [•], as may be amended from time to time.”

ii.	The definition of “Registrable Securities” is hereby amended and restated in its entirety with the following:

““Registrable Securities” means, as of any date of determination, (x) any shares of Series C Preferred Stock or Common Stock held by a Holder, including any shares of Common Stock hereafter acquired by any Holder pursuant to the conversion of the Series C Preferred Stock in accordance with the Certificate of Designations and (y) any other securities issued or issuable with respect to any such shares of Common Stock or Series C Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including, for the avoidance of doubt, a redemption, put or call transaction pursuant to the Certificate of Designations). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder, collectively with its Affiliates, holds less than 3% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors or (vi) such securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement (even if such Holder does not yet hold its Registrable Securities in the form of Common Stock)).”

iii.	The following definition of “Series C Preferred Stock” is hereby added to Exhibit A in alphabetical order:

““Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.001 per share, of the Company.”

(d) Other Amendments.

i.	For the avoidance of doubt, all references to “Series B Preferred Stock” in Article IV are hereby replaced with “Series C Preferred Stock.”

Section 2. General Provisions.

(a) Amendment. No amendment to the Registration Rights Agreement, as amended by this Amendment, shall be valid unless such amendment is made in accordance with Section 5.1 of the Registration Rights Agreement.

(b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(c) Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(d) Effect of the Amendment. Except as amended by this Amendment, all other terms of the Registration Rights Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By: Charter Communications, Inc., Its Manager

By:
Name:
Title:

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

PINE INVESTOR, LLC

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

PRELIMINARY COPY—SUBJECT TO COMPLETION—DATED OCTOBER 24, 2025 SCAN TO VIEW MATERIALS & VOTE COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 VOTE BY INTERNET RESTON, VA 20190 Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE IN PERSON You may vote the shares in person by attending the Special Meeting. Directions to attend the Special Meeting where you may vote in person can be found under the “Locations” section of the Company’s website at www.comscore.com. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [•]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: xxxxxx-xxxxxx KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COMSCORE, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. The approval, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), of the issuance of common stock and Series C Convertible O O O Preferred Stock (“Series C Preferred Stock”) to Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC (the “Preferred Stockholders”) in accordance with the Stock Exchange Agreements between the Company and each of the Preferred Stockholders (the “Share Issuance”) 2. The approval of the Stock Exchange Agreements, the Certificate of Designations of the Series C Preferred Stock, the Stockholder Support O O O Agreements with the Preferred Stockholders, an amendment to the Registration Rights Agreement with the Preferred Stockholders, the Second Amended and Restated Stockholders Agreement with the Preferred Stockholders, and the Exchange (as defined in the Stock Exchange Agreements) by a vote of the “disinterested stockholders” as defined in Delaware law (the “Disinterested Stockholder Approval”) 3. The adoption of an amendment to the Amended and Restated Certificate of Incorporation to permit the Share Issuance and authorize a O O O sufficient number of shares of common stock and preferred stock of the Company (the COI Amendment”) 4. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes O O O to approve the Share Issuance, the Disinterested Stockholder Approval and/or the COI Amendment Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement, Form 10-K and Form 10-Q are available at www.proxyvote.com. xxxxxx-xxxxxx COMSCORE, INC. Special Meeting of Stockholders [•], 2025 [•] p.m. ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) [•] and [•], or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock and Series B Convertible Preferred Stock of COMSCORE, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of COMSCORE, INC. to be held at Carr Workplaces, located at 1818 Library Street, Suite 500, Reston, Virginia 20190 at [•] p.m. ET on [•], 2025, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are also authorized to vote in their discretion upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side

PRELIMINARY COPY—SUBJECT TO COMPLETION—DATED OCTOBER 24, 2025 Your Vote Counts! [•] COMSCORE, INC. 11950 DEMOCRACY DR., SUITE 600 RESTON, VA 20190 xxxxxx-xxxxxx You invested in COMSCORE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the Special Meeting to be held on [•], 2025. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Form 10-Q online OR request a free paper or email copy of the material(s) before [•], 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Special Point your camera here and Meeting* vote without entering a [•], 2025 [•] PM, ET control number Carr Workplaces 1818 Library Street, Suite 500 Reston, Virginia 20190 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Special Meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. The approval, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), of the issuance of common stock and For Series C Convertible Preferred Stock (“Series C Preferred Stock”) to Charter Communications Holding Company, LLC, Liberty Broadband Corporation and Pine Investor, LLC (the “Preferred Stockholders”) in accordance with the Stock Exchange Agreements between the Company and each of the Preferred Stockholders (the “Share Issuance”) 2. The approval of the Stock Exchange Agreements, the Certificate of Designations of the Series C Preferred Stock, the For Stockholder Support Agreements with the Preferred Stockholders, an amendment to the Registration Rights Agreement with the Preferred Stockholders, the Second Amended and Restated Stockholders Agreement with the Preferred Stockholders, and the Exchange (as defined in the Stock Exchange Agreements) by a vote of the “disinterested stockholders” as defined in Delaware law (the “Disinterested Stockholder Approval”) 3. The adoption of an amendment to the Amended and Restated Certificate of Incorporation to permit the Share For Issuance and authorize a sufficient number of shares of common stock and preferred stock of the Company (the COI Amendment”) 4. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there For are not sufficient votes to approve the Share Issuance, the Disinterested Stockholder Approval and/or the COI Amendment Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. xxxxxx-xxxxxx